UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc. 6410 Poplar Avenue, Suite 900 Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc. 6410 Poplar Ave., Suite 900 Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019.

Item 1.	Longleaf Partners Funds Annual Report at December 31, 2019.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the fund by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the fund that you wish to continue receiving paper copies of your shareholder reports by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Cautionary Statement

One of Southeastern’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800) 445-9469 or go to southeasternasset.com for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses. This material must be accompanied or preceded by a prospectus. Please read it carefully before investing.

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.

Risks

The Longleaf Partners Funds are subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Funds generally invest in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held by the Funds may be more volatile than those of larger companies. With respect to the Small-Cap Fund, smaller company stocks may be more volatile with fewer financial resources than those of larger companies. With respect to the International and Global Funds, investing in non- U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets. Diversification does not eliminate the risk of experiencing investment losses.

Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.

Indexes

The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

MSCI EAFE Index (Europe, Australasia, Far East) is a broad based, unmanaged equity market index designed to measure the equity market performance of 22 developed markets, excluding the US & Canada.

MSCI World Index is a broad-based, unmanaged equity market index designed to measure the equity market performance of 24 developed markets, including the United States.

An index cannot be invested in directly.

Definitions

A 13D filing is generally required for any beneficial owner of more than 5% of any class of U.S. registered equity securities, and who is not able to claim an exemption for more limited filings due to an intent to change or influence control of the issuer.

Brexit (“British exit”) refers to the June 23, 2016 referendum by British voters to leave the European Union.

Capital Expenditure (capex) is the amount spent to acquire or upgrade productive assets in order to increase the capacity or efficiency of a company for more than one accounting period.

Free Cash Flow (FCF) is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally, it is calculated as operating cash flow minus capital expenditures.

Earnings per share (EPS) is the portion of a company’s net income allocated to each share of common stock.

EBITDA is a company’s earnings before interest, taxes, depreciation and amortization.

“Margin of Safety” is a reference to the difference between a stock’s market price and Southeastern’s calculated appraisal value. It is not a guarantee of investment performance or returns.

Operating Cash Flow (OCF) measures cash generated by a company’s normal business operations.

Price / Earnings (P/E) is the ratio of a company’s share price compared to its earnings per share.

REIT is a real estate investment trust

Return on capital (ROC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

The Global Financial Crisis (GFC) is a reference to the financial crisis of 2007-2008.

The MSCI EAFE Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed markets countries around the world, excluding the US and Canada. The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada.

© 2020 Southeastern Asset Management, Inc. All Rights Reserved.

Longleaf, Longleaf Partners Funds and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust.

Southeastern Asset Management, Inc. is a registered trademark.

Funds distributed by ALPS Distributors, Inc.

Performance Summary (Unaudited)	1

Average Annual Returns for the Periods Ended December 31, 2019

	1 Year	5 Year	10 Year	20 Year	Since Inception
Partners Fund
(Inception 4/8/87)	14.81%	1.29%	7.03%	6.17%	9.70%
S&P 500 Index	31.49	11.70	13.56	6.06	10.05
Small-Cap Fund
(Inception 2/21/89)	19.65	6.65	11.98	10.09	10.67
Russell 2000 Index	25.53	8.23	11.83	7.59	9.53
International Fund
(Inception 10/26/98)	20.00	7.43	5.56	6.50	7.67
MSCI EAFE Index	22.01	5.67	5.50	3.32	4.74
Global Fund
(Inception 12/27/12)	20.38	5.78	na	na	6.92
MSCI World Index	27.67	8.74	na	na	10.59

The indices are unmanaged. During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com.

As reported in the Prospectus dated May 1, 2019, the total expense ratio for the Partners Fund is 0.97%. Effective August 12, 2019, through at least April 30, 2021, this expense ratio is subject to fee waiver to the extent the fund’s normal annual operating expenses exceed 0.79% of average net assets. The total expense ratio of the Small-Cap Fund is 0.92%. The total expense ratio for the International Fund is 1.18% (gross) and 1.15% (net). This expense ratio is subject to fee waiver to the extent the fund’s normal annual operating expenses exceed 1.15% of average annual net assets. The total expense ratio for the Global Fund is 1.33% (gross) and 1.20% (net). This expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.20% of average annual net assets.

Letter To Our Shareholders (Unaudited)	2

We are pleased to report each of our five strategies produced returns in 2019 that materially exceeded our absolute return goal of inflation plus 10%, but each strategy lagged its respective benchmark index. In our 2018 annual letter, we made three primary observations: First, we noted that 2018 results did not reflect the progress in our portfolios, which we believed laid the foundation to deliver strong absolute returns in 2019. We started 2019 with price-to-values (P/Vs) at historically compelling levels in the high 50s-to-low 60s% and all strategies nearly fully invested. Second, we had several companies that were large detractors in 2018, which we felt were overly discounted with strong qualitative drivers and management-led actions that we believed could result in significant outperformance in 2019. Third, we felt the relative return opportunity was compelling, as our portfolios were positioned in areas that were out of favor, rather than the US, large cap, momentum, defensive and/or dividend stocks that led markets for almost a decade.

	2019	4Q
Partners Fund	14.81%	9.05%
S&P 500 Index	31.49	9.07
Small-Cap Fund	19.65	9.32
Russell 2000 Index	25.53	9.94
International Fund	20.00	11.80
MSCI EAFE Index	22.01	8.17
Global Fund	20.38	9.84
MSCI World Index	27.67	8.56

Past performance does not guarantee future results.

2019 was a year of exceptionally strong performance for listed equities across almost every geography, even as certain markets were more volatile than others. We would generally expect to outperform coming off near-historic level discounts for our portfolios at the start of the year. However, the market headwinds we wrote about in 2018 (and in many prior letters over the last decade) persisted in 2019, exacerbated by some stock-specific challenges. Our relative returns were impacted as Growth broadly continued its dominance over Value for most of the year, US markets outperformed non-US markets, larger-cap companies outperformed small cap, investors continued to chase yield as interest rates declined and Asian holdings were stressed by the US-China trade war and Hong Kong conflict.

As concentrated, bottom-up business appraisers, we focus on how the companies we own are performing. In 2019, most of our portfolio investments delivered solid double-digit returns. As we predicted, the top contributor to performance for all four Longleaf Partners Funds was among the larger detractors in 2018. We believe we will be sharing similar positive news next year about 2019’s detractors.

The Last Decade

2019 marked the end of a tough decade for active, concentrated, value investing. While 2010 saw value – and Southeastern in particular – post a strong year as an extension of 2009’s comeback from a dismal 2007 and 2008, the winning investment approach over the rest of the decade could be summarized as, “Buy only US stocks, the bigger/steadier/growthier your strategy, the better”. Or simply, “Buy big quality at any price.”

The current top 20 companies in the S&P 500 by market cap (excluding Amazon’s high price to earnings (P/E) both then and now) have a weighted average next twelve months P/E of just over 26x vs. just over 16x at the start of 2014. Today’s market multiples are on after-tax margins that are near peak levels. Most of the companies we own today are comprised of single or low double-digit multiples on margins that can grow meaningfully, even without the benefit of a growing economy. The rest of our portfolio holdings are better-appreciated stocks trading at mid to high teens multiples on mid-cycle margins, which can lead to solid returns as the market leaders did in 2014. It is, however, much harder to compound over the long run when your starting point is a sub-4% implied discount rate on high margins at companies that have already grown to hundreds of billions in market cap. We were too cautious assessing many big companies over the last ten years. Bigger has been better, and our relative results suffered.

Multiple factors drove this “big quality at any price” trend. Interest rates have gone only one way (down), contributing to a lack of stock-specific volatility that would typically benefit bottom-up, fundamental value investors like Southeastern. Low interest rates also made the boring dividend stocks that would usually come our way in the later stages of a bull market overpriced as they became places to reach for yield. The two most influential and fastest-growing market strategies of the past decade have been as opposite in their core tenets as possible: passive, which charges low-to-no fees to own the market with daily liquidity, and private equity (PE), which charges high fees on highly-levered, illiquid capital. Since the global financial crisis, net flows into index funds and exchange-traded funds (ETFs) have totalled $4 trillion, while active funds have lost $148 billion. Passive is fundamentally a strategy that buys more of what has been outperforming, meaning big becomes even bigger. As more and

3

more assets move towards indexing, the overuse of the strategy is likely to hinder its own future success. If an allocator did decide to invest in an active strategy in the last decade, it was likely that they invested in PE. Much like passive, PE was founded on valid principles – pay 6-8x EBITDA on depressed margins, use a reasonable amount of leverage, take a longer-term view to make tough improvements out of the public eye, then monetize at a higher price. But PE has benefitted in the last decade from rising exit multiples, and now the industry is forced to pay materially higher going-in multiples on peak margins with more leverage when interest rates are at all-time lows.

What We Own Today

Quality is critical to Southeastern, but we define it differently than the standard, backward-looking, stock momentum approach that has driven markets. In our bottom-up, fundamental approach, we define a high-quality business as one with a long-term growth tailwind, pricing power or gross profit royalties, network effect benefits, a lack of technological and/or regulatory risks and an ability to grow free cash flow (FCF) higher than revenue with a high incremental return on capital (ROC). High-quality partners are honorable people who think long-term instead of quarter to quarter, are preferably large owners of their stock relative to their net worth and are incentivized on ROC, FCF per share growth and/or total shareholder return. We find that the market tends to focus more on business rather than people quality, but our history has shown that good partners can achieve excess returns beyond what the business quality alone may suggest. This becomes even more evident in cases where we engage with companies to help drive superior outcomes.

Our 45-year history has taught us that the price paid for any investment matters greatly for future returns and risk reduction, and we believe the market is paying a very high price for big, “quality” businesses today, particularly within the US. We track a global master list of thousands of companies that we have assessed using our Business, People, Price criteria. Today, the 800-900 company US-subset of that list trades at a median P/V of 115% and the Non-US subset trades at closer to 100%. We quantify our view of the qualitative by assigning a score of 1 (worst) to 5 (best) for both business and people by analyzing the factors outlined above for each. Interestingly, the 5 (highest) quality score businesses in the US trade on average 10 P/V percentage points higher than the 4 quality score businesses, which are also trading 10 points higher than the 3s. We spend little time on the 2s and 1s. Although the 5s are rightfully worth the highest multiples (and we own some of these), it is hard for something that is both consensus-great today and already huge to stay 26x-PE-multiple-great for a 10 year+ period.

As long-term, concentrated, engaged value investors, we remain focused on identifying new opportunities with the potential to be our next successful long-term holding. We go down the list each day of quality companies we would love to own if market prices cooperate. The relatively low level of new purchases across our portfolios in 2019 does not reflect the extensive work of the research team in what was a busy and productive year. In 2019, the team talked with well over 300 companies across the globe. This includes current investments, where we engage with our management partners to ensure we are on the right path for long-term value creation. Prospective investments include both successful prior holdings that have come back in range to be potential “recycled” investments and companies that are newer to us or within industries or regions where we are expanding our expertise and circle of competence, including smaller-cap US technology-related businesses and Japanese companies with value-focused owner-operators and/or independent board members at the helm. In addition to management teams and boards, we met with competitors, former employees, various industry experts and other like-minded, influential investors to help us understand these businesses and vet their management. Nor does our process end when we sell a company. The primary analyst completes a postmortem at the end of our holding period for every investment – whether positive or negative – reviewing our original thesis, devil’s advocate work and lessons learned. These reports provide valuable insight that we apply in the future. The result of all this work has led to a global on-deck list that is more robust in recent years.

Company Update

2019 was a year of progress across our Firm, not just within our portfolios. As discussed in our 2018 annual letter, Ross Glotzbach became CEO at the start of the year, and it has been a seamless transition. Despite his CEO and Head of Research roles, Ross still considers “analyst” to be his most important responsibility and devotes 85%+ of his time to research. As part of our multi-year succession plan, Ross increased his ownership stake in the Firm, as did International Fund Portfolio Manager and fellow member of Southeastern’s Executive Committee, Josh Shores, and other senior non-research department heads. Additionally, London-based Senior Analyst, John Woodman, was named a Principal in recognition of his contribution over the last several years.

We deepened the research team bench by hiring two new junior analysts in 2019. Taieun Moon joined our Singapore office in the first quarter, and Alicia Cardale joined our London office in the second quarter. Both have hit the ground running and complement our global research efforts with their diverse experience and expertise.

International Fund celebrated its 20th anniversary with solid absolute and strong relative long-term returns. It has benefitted from the positive broadening and deepening of our global research capabilities, with two-thirds of our 15-person research team now focusing outside the US and eight of the 15 holding passports from six different countries. Our Asia Pacific presence

4

has exceeded our expectations by leading to deeper expertise and a greater understanding of cultural nuances within the region, an expanded network, greater portfolio management perspective across the team and more investment ideas for our International and Global Funds.

Finally, we have taken steps to enhance our communications with our clients in the past year. We recently redesigned our website at www.southeasternasset.com to enable better access to portfolio information and communication from your portfolio managers. We also launched The Price-to-Value Podcast in 2018. In 2019, we hosted a series of conversations with our management partners, including Prem Watsa, Will Thorndike, Fred Smith and Lawrence Ho, which we hope gives insight into how these top-notch leaders think. We are grateful to those of you who shared ideas for future podcast topics and welcome you to send any feedback to podcast@seasset.com. We look forward to sharing new episodes with you in 2020 and will continue to strive to provide best in class communications and service for our clients.

Outlook

While a narrow band of high-quality companies have ruled the markets lately, we were heartened by the strong results in the fourth quarter across all our strategies. We expect to report more good news in 2020. We believe the intrinsic values of our companies will grow, their managements will act honorably and allocate capital intelligently and the market will recognise these critical investment attributes, thus delivering excess returns. Please know that as Southeastern’s largest client, our capital and careers are aligned with these convictions. We thank you for your long-term support and patience, which we believe will soon be rewarded.

Management Discussion (Unaudited)	5

Partners Fund

The Longleaf Partners Fund returned 9.05% in the fourth quarter, in line with the S&P 500 Index’s 9.07%. The Fund returned 14.81% for the year, ahead of our absolute return goal of inflation+10% but far short of the Index’s 31.49% return. The S&P 500 soared to new heights, as we faced a continuation of the headwinds we discussed in last quarter’s letter and in multiple other forums over the last decade: the continued dominance of Growth stocks over Value stocks (which eased in the last four months of the year), US markets outperforming Non-US markets, US dollar strength, concerns over US interest rates, European geopolitical uncertainty, a US-China trade war and Hong Kong unrest, alongside temporary, unrelated stock-specific issues.

Almost every company in the portfolio was up in the quarter and the year, with approximately half producing double-digit returns in each period. Three companies – CNX Resources (CNX), CenturyLink and Affiliated Managers Group (AMG) – accounted for about half of the Fund’s relative shortfall for the year. Three factors, which have been a relative headwind over the last five to ten years, more than accounted for the rest of the relative underperformance: an average 27% exposure to companies listed outside the US, no exposure to the Index’s top-performing Information Technology sector and an average 10% cash position. These three factors are interrelated and are a function of sticking to our value investment discipline, but in the face of the market headwinds described above, they have meaningfully dampened our relative results.

2019 saw a continuation of two key market trends, which have characterized the US large cap market over the last decade. These trends have particularly played into the Fund’s performance over the last six years. First is that the largest of the large capitalization companies in the US have been the top performers in the market. We noted the following in last quarter’s letter:

At the last relative peak for value investing in May 2007, 16% of the S&P 500’s market cap came from stocks with price-to-earnings (PE) ratios over 20x - the same level seen in mid to late 2014, when the Partners Fund’s performance began to meaningfully diverge from the S&P 500’s. These were both evenly distributed valuation markets relative to history and other indexes. At the end of August 2019, the percentage of >20x PE stocks was all the way up to 49%. While that is not quite the once-in-a-lifetime 69% level seen briefly in early March 2000, we are confident that the S&P 500 is far more tilted than it has been in recent history to overvalued market favorites that have driven the last decade’s returns.

Taking that analysis a step further, the current top 20 companies in the S&P 500 by market cap (excluding Amazon’s high PE both then and now) have a weighted average next twelve months (NTM) PE of just over 26x vs. just over 16x at the start of 2014 and just under 17x in May 2007 (there were some seriously overestimated earnings per share (EPS) numbers for big banks and big oil at that point in 2007). Today’s multiples are on after-tax margins that are near peak levels. Two-thirds of our portfolio today is comprised of single or low double-digit multiples on margins that can grow meaningfully, even without the benefit of a growing economy. The rest of the portfolio is in better-appreciated stocks trading at mid to high teens multiples on mid-cycle margins, which can lead to solid returns as the market leaders did in 2014. It is, however, much harder to compound over the long run when your starting point is a sub-4% cap rate on high margins at companies that have already grown to hundreds of billions in market cap. We were too early in our belief that the market was overvalued and missed the huge move by many companies over the last five to ten years. Bigger has been better, and our relative results have suffered, particularly in 2019, as we had no exposure to Information Technology or big banks, which drove the strong Financials sector performance.

On the other end of the spectrum, we have noticed an increasing amount of “rule-out” behavior by active managers. Companies with an above market amount of trailing volatility or dividend uncertainty are ignored or actively bet against by the market. Many of our holdings don’t pass one or both of these “tests”, but that doesn’t necessarily mean they are “low quality” or make them bad investments prospectively. We define a high-quality business as one with a long-term growth tailwind in its industry, pricing power or gross profit royalties, network effect benefits, a lack of technological and/or regulatory risks and an ability to grow FCF higher than revenue with a high incremental return on capital (ROC). High-quality partners are honorable people, think long term instead of quarter to quarter, are preferably large owners of their stock relative to their net worth and are incentivized on ROC, FCF per share and/or total shareholder return (TSR). We find that the market tends to focus more on business rather than people quality, but our history has shown that good partners can achieve excess returns beyond what the business quality alone may suggest. This becomes even more evident in cases where we engage with management to bring our expertise and/or our network to bear to help drive superior outcomes. While a narrow band of traditional high-quality companies have ruled markets as of late, we have found compellingly discounted investment opportunities that have been temporarily passed over.

We go down the list of both what we own and what we don’t own each day, keeping an open mind on how to build the best portfolio possible. When we rule things out, it is after careful analysis of Business, People and Price. We have learned not to focus too much on cheapness at the expense of quality. That said, we also do not believe that “quality at any price” is a strategy that works over the long run. We love owning reasonably priced companies in more defensive, understandable industries at this point in the market cycle. We have historically owned multiple companies in this “defensive” bucket over the last 10 years: Yum! Brands, Campbell Soup, Colgate, Mondelez, Disney, Abbott Laboratories and McDonalds, among others. With hindsight, our mistake in each case was selling them too early. We are mildly comforted by the fact that this group of stocks saw its average stock return outperform its average EPS growth by over 70% since we sold, demonstrating that this has been multiple expansion, not an earnings-driven performance. In a year when our portfolio returned greater than inflation+10% but still lagged the index by half, it has been difficult to find any new investment that qualifies on Business and People and is trading at a reasonable Price. If history is a guide, we will own US companies like these again, and we will look back and be amazed that the stocks we own today were ever available at the levels that we have paid for them.

6

Far more important to us than what we don’t own, or what we may have missed out on, is how the companies we do own are performing. As we noted above, only a handful of companies – CNX, CenturyLink and AMG – accounted for nearly half of the relative shortfall in the year. CNX Resources faced strong headwinds in 2019, as the entire natural gas industry declined. Since we filed a 13D in 2015, CNX outperformed its Southwest Appalachian peers on average by over 50%, but the macro storm has overshadowed the strong progress made in improving its asset mix quality and leadership, including a new CEO, new Chairman and two additional board members that we recommended to the company. CNX has been a leader within the industry in capital allocation: spinning out its legacy coal business, selling non-core assets at great prices, cutting costs and buying back over 7% shares outstanding in the past year. CNX has $5-10+ per share of quality midstream assets, which includes high growth cash flows from their general partner interest, in addition to over $1 per share of FCF power from its E&P operations with strong reinvestment opportunities, all vs. its $8 per share stock price. The board and management team have been battle-tested and now stand in a position of relative strength in this industry’s nadir. CenturyLink has been a global leader in consolidating the fragmented fiber and telecom industry through value-accretive acquisitions and mergers over time. CenturyLink is a prime example of a “rule-out” stock, as its price has been severely punished due to uncertainty over its dividend, which became a self-fulfilling prophecy, as management ultimately cut it earlier in 2019. We filed a 13D to discuss strategic options with the company, and we recently suggested a new board member, Hal Jones, who we believe brings unique industry insight and capital allocation discipline. Today, over 75% of CenturyLink’s value is in fiber, which is a growing, high margin infrastructure asset with high barriers to entry. We expect to see management and the board explore ways to monetize this value in the near term. AMG owns strong, global brands in various asset classes and generates significant FCF, but the market is focused most on active US public equity management headwinds. Going forward, the company is much more geared to global markets – both private and public – than just the big US index favorites, and also has important exposure to quant, private equity and wealth management. It trades at approximately 6x FCF and has room to improve capital allocation.

We have been heartened to see the top two detractors in 2018 – General Electric (GE) and Mattel - begin to rebound in 2019, even after rocky periods earlier in the year for each. Larry Culp at GE and Ynon Kreiz at Mattel are both taking the right steps to increase value per share and to improve the overall quality of each business. GE returned over 20% in the quarter and over 50% for the year, while Mattel added 19% in the quarter and more than 30% in the year. Both companies are in the very early days of their transformation, and each trade well below our conservative appraisals. As GE continues to slim down and generate cash, it will be harder to ignore the power of the Aviation and Healthcare businesses or the prowess of Larry Culp. As Mattel cuts costs and generates more revenue from its trove of intellectual property (IP), the market will come to recognize that this is a company driven by power brands and that Ynon Kreiz is the right person to lead it.

Contributors/Detractors

(2019 Investment return; 2019 Fund contribution; Q4 Investment return; Q4 Fund contribution)

General Electric (54%, 3.54%, 25%, 1.81%), the Aviation, Healthcare and Power business, was the top contributor in the quarter and for the year, after having been the Fund’s largest detractor in the third quarter and for the full year in 2018. Last quarter, the stock was overly punished after fraud investigator Harry Markopolos, working together with an undisclosed short seller, released a report alleging the company was concealing financial problems. GE management quickly dispelled the report as being flawed and outdated, and CEO Larry Culp and several other directors took advantage of the depressed share price to buy several million dollars’ worth of shares personally. Once it became clear that the report was inaccurate and brought no new information to light, the share price rebounded to finally begin to reflect the strength of the business and the progress made over the course of the year. GE announced the sale of its biopharmaceuticals unit to Danaher for $21.4 billion. GE’s remaining Healthcare businesses (primarily imaging and ultrasound equipment and services) have increased revenues moderately and margins significantly this year. Aviation grew a strong 8% in the third quarter due to solid demand for its leading-edge aviation propulsion (LEAP) engines, though this rate will slow in the year ahead as a result of Boeing’s 737 Max problems. After several years of challenged results under prior management, Larry Culp’s turnaround of GE Power showed major signs of progress this year, as the unit approached breakeven profitability. The company also announced a $1 billion longterm care insurance reserve charge in early November, which was lower than feared and will not pose a threat to its ongoing deleveraging plan. The stock trades at a low multiple of the earnings achievable within the next several years. We believe the world class Aviation and Healthcare businesses alone are conservatively worth over $15 per share, and the rest of the businesses have a meaningfully positive net value and are getting stronger under Culp’s leadership.

Mattel (36%, 2.32%, 19%, 1.24%), the classic toy company, was another top contributor in the quarter and the year, after the company resolved a non-material whistleblower complaint over historical accounting errors, which delayed a debt offering that the company subsequently completed in November. Like GE, the headline fears and uncertainty surrounding the complaint weighed heavily on the stock price in the short term but did not impact the long-term value of the company. Sales increased in the quarter, while management took further necessary steps towards decreasing operating costs and improving gross margins. Barbie, Hot Wheels, action figures and games all sold well during the last quarter, while American Girl and Fisher Price declined moderately. Earnings before interest, taxes, depreciation and amortization (EBITDA) appears on track to have exceeded expectations in 2019 at $400 million or better and is expected to approach or exceed $600 million in 2020,

7

which would meaningfully reduce the company’s leverage ratios, thereby addressing one of the key issues that has depressed the stock price for the last several years. We believe that CEO Ynon Kreiz has done a wonderful job with the turnaround after inheriting a difficult situation, while actively pursuing the substantial upside presented by streaming and film demand for Mattel’s brands.

LafargeHolcim (39%, 1.91%, 12%, 0.50%), the world’s largest cement producer, added to the Fund’s strong returns for the quarter and the year. Lafarge benefitted as North American cement pricing grew modestly, while volumes surged 11% in the last quarter. Lafarge’s European and Latin American operations also delivered excellent results. 2019 was also a good year for accretive asset sales, and as the year progressed, the market became more comfortable with the prospect of additional sales. Since assuming control two years ago, CEO Jan Jenisch has improved the company’s operational and capital allocation discipline. He still has more levers to pull that are not dependent on global macro conditions. Our appraisal of Lafarge’s value increased alongside the stock price throughout the year, and we trimmed our position as price appreciated in the first quarter and second half of the year.

United Technologies (UTX) (44%, 1.70%, 10%, 0.44%), the industrial conglomerate scheduled to separate into Otis (elevators), Carrier (climate and fire control) and Raytheon Technologies (aviation and defense) during the first half of 2020, was a strong contributor to the Fund’s quarterly and annual results. Otis grew revenues 4% and profits 6% during its last reported quarter. The turnaround at this business is taking hold. Carrier organic sales declined, but its management took steps towards reducing overhead costs and selling assets. Meanwhile, each of UTX’s three Aviation and Defense businesses – Pratt & Whitney, Collins Aerospace and Raytheon – delivered solid results. Our appraisal increased this year, but not as much as the stock’s 44% annual performance. We believe the sum-of-the-parts value of the business could be recognized or exceeded within months as the spin offs are completed.

Wynn (46%, 1.52%, 30%, 0.46%), the global casino company, was a meaningful contributor this year. While the gap between price and value closed, our appraisal did not grow in the past year. Muted gaming revenues in Macau, sluggishness in Las Vegas and Boston still in ramp-up phase all held things back. However, CEO Matt Maddox and the company’s new board of directors have done critical work turning around the company’s culture this year and last, and our investment succeeded as a result of the low price we paid in 2018.

CenturyLink (-5%, -0.23%, 8%, 0.75%), the fiber telecom company, was a top contributor in the fourth quarter, but the stock was down slightly over the full year. During the third quarter, Enterprise revenues grew year-over-year and quarter-overquarter. EBITDA margins increased 1% due to CEO Jeff Storey’s and CFO Neel Dev’s ongoing expense improvements. We are pleased that CenturyLink recently appointed Hal Jones to its board at Southeastern’s recommendation. We know Jones from our successful investment in Graham Holdings (formerly The Washington Post Company), where he previously served as CFO. Because CenturyLink’s stock trades at a large discount to a conservative appraisal of the value of its fiber, we think his expertise in capital allocation and experience with the Cable One business when he was at Graham Holdings should help make a meaningfully positive difference to shareholders going forward.

CNX Resources (-23%, -1.14%, 22%, 1.06%), the Appalachian natural gas E&P and midstream company, was among the top five contributors in the fourth quarter but was the largest detractor from the Fund’s annual performance. With gas prices declining over 25% and the industry’s capital market access disappearing, 2019 was one of the worst relative and absolute years in the history of the US natural gas industry. Despite the painful losses this year, CNX has outperformed its peers since separating from its coal business two years ago. More importantly, CNX has a manageable balance sheet at a time when numerous gas competitors are struggling with larger on- and off-balance sheet liabilities. CNX’s growing FCF coupon will allow the company to retire a majority of its debt in 2022 if necessary, and the company’s borrowing base increased this quarter. CNX’s 2020 production is over 80% hedged at prices above the current futures strip, which should help the company weather any additional market challenges in the near term. Management remains focused on operational improvements, and CNX recently announced a reduction in next year’s capital expenditures and operating expenses to increase cash-flow projections. The company has retired over 7% of shares outstanding this year, a level that is unmatched by its natural gas peers. We believe we have some of the best partners in the industry with CEO Nick Deluliis and Chairman Will Thorndike.

Affiliated Managers Group (AMG) (-12%, -0.58%, 2%, 0.09%), the asset management holding company, detracted from the Fund’s 2019 performance. Consolidated assets under management (AUM) decreased, as net outflows outweighed positive performance for the year. The stock is priced at less than 6x next year’s after tax FCF, a remarkable discount for an asset-light fee business that has traditionally traded at or above mid-teens multiples. AMG owns a diverse mix of managers – many of which have growing or steady AUM – with differentiated return drivers, including concentrated value managers (Yacktman), quantitative strategies (AQR and Winton), international stock pickers (Tweedy Browne and Harding Loevner) and several others, like ValueAct, that are not directly correlated with US big cap equities or fixed income. The company has repurchased over 6% of its shares this year, and with strong FCF has the potential to do much more to take advantage of the depressed share price. We expect the asset outflows to moderate and FCF per share to grow.

8

Portfolio Activity

We initiated a new position in The Williams Companies in the fourth quarter. We have followed Williams for over 10 years, as it has undergone a transformation that has both grown its value per share and improved its quality. Currently though, it is in the “rule-out” box discussed above, even though it has best-in-class assets and management. The company is also far more defensive than it is perceived. We sold our position in Wynn Resorts as its price increased. Its value did not grow as we expected after we re-initiated a position last year.

Outlook

The portfolio ended the quarter with a discounted price-to-value ratio (P/V) in the low-60s% and 10% cash. As the market appreciated, our on-deck list shrunk. However, we were able to make one new addition in the quarter. We began this commentary citing many of the same headwinds you have read from us for a while. The continuation of these headwinds does not mean that these trends will go on forever. Actually, it means that the opposite is more likely; and, we believe that when Mr. Market begins to “weigh” our values more efficiently, our stocks’ appreciation will be dramatic. We saw signs beginning in September that things could be starting to come our way. It’s hard to call a relative bottom, and it’s understandably harder to remain patient after an extended period of relative underperformance. We continue to work to get better each day, while sticking to our core discipline at a time of elevated markets. We were heartened by the strong absolute returns in the fourth quarter and the solid relative results, given our cash holdings and lack of exposure to the largest market favorites. We thank you for your long-term support and patience, which we believe will soon be rewarded.

Performance History (Unaudited)	9

Partners Fund

Comparison of Change in Value of $10,000 Investment

Since Inception April 8, 1987

Average Annual Returns for the Periods Ended December 31, 2019

	1 Year	5 Year	10 Year	20 Year	Since Inception 4/8/1987

Partners Fund	14.81%	1.29%	7.03%	6.17%	9.70%

S&P 500 Index	31.49	11.70	13.56	6.06	10.05

The index is unmanaged. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies.

As reported in the Prospectus dated May 1, 2019, the total expense ratio for the Partners Fund is 0.97%. Effective August 12, 2019, through at least April 30, 2021, this expense ratio is subject to fee waiver to the extent the fund’s normal annual operating expenses exceed 0.79% of average net assets.

Portfolio Summary (Unaudited) Partners Fund	10

Portfolio Holdings at December 31, 2019

		Net Assets

Investments		90.1%
CenturyLink, Inc.	10.4
General Electric Company	8.1
CK Hutchison Holdings Limited	7.8
Mattel, Inc.	7.5
FedEx Corporation	6.3
CNH Industrial N.V.	6.0
CNX Resources Corporation	4.9
Fairfax Financial Holdings Limited	4.8
Affiliated Managers Group, Inc.	4.6
Comcast Corporation	4.5
United Technologies Corporation	4.5
CK Asset Holdings Limited	4.5
LafargeHolcim Ltd	4.4
Park Hotels & Resorts Inc.	4.2
Alphabet Inc.	3.9
The Williams Companies, Inc.	3.7

Cash Reserves Net of Other Assets and Liabilities		9.9

		100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2019 through

December 31, 2019

New Holdings	Quarter

Wabtec Corp.(a)	1Q
The Williams Companies, Inc.	4Q

Eliminations
Allergan plc	3Q
DowDuPont Inc.	1Q
Wabtec Corp.	1Q
Wynn Resorts, Limited	4Q

(a) - Acquired through corporate action of General Electric Company.

Portfolio of Investments Partners Fund	11

Common Stocks

	Shares	Value	% of Net Assets
Aerospace & Defense
United Technologies Corporation	536,247	$80,308,351	4.5%
Air Freight & Logistics
FedEx Corporation	748,705	113,211,683	6.3
Capital Markets
Affiliated Managers Group, Inc.	975,850	82,693,529	4.6
Construction Materials
LafargeHolcim Ltd (Switzerland)	1,429,641	78,497,955	4.4
Diversified Telecommunication Services
CenturyLink, Inc.	14,087,844	186,100,419	10.4
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	14,676,500	139,941,217	7.8
General Electric Company	13,114,941	146,362,742	8.1

		286,303,959	15.9
Insurance
Fairfax Financial Holdings Limited (Canada)	185,615	87,156,359	4.8
Interactive Media & Services
Alphabet Inc. - Class C*	52,892	70,717,662	3.9
Leisure Products
Mattel, Inc.*	9,956,051	134,904,491	7.5
Machinery
CNH Industrial N.V. (Netherlands)	9,779,757	107,396,322	6.0
Media
Comcast Corporation - Class A	1,803,608	81,108,252	4.5
Oil, Gas & Consumable Fuels
CNX Resources Corporation*(a)	9,973,278	88,263,510	4.9
The Williams Companies, Inc.	2,811,227	66,682,305	3.7

		154,945,815	8.6
Real Estate Investment Trusts (REITs)
Park Hotels & Resorts Inc.	2,906,347	75,187,197	4.2
Real Estate Management & Development
CK Asset Holdings Limited (Hong Kong)	11,111,000	80,206,582	4.5

Total Common Stocks (Cost $1,646,000,061)		1,618,738,576	90.1

Options Purchased

	Notional Amount
Currency
Hong Kong Dollar Put, 9/21/20, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $758,744)	119,000,000	499,800	—

Short-Term Obligations

	Principal Amount
Repurchase agreement with State Street Bank, 1.50%, dated 12/31/19, due 01/02/20, Repurchase price $142,616,884 (Collateral: $145,460,866 U.S. Treasury Bond, 1.25% due 7/15/20, Par $121,535,000)	142,605,000	142,605,000	7.9

See Notes to Financial Statements.

12

Short-Term Obligations

	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 0.55%, dated 12/31/19, due 01/02/20, Repurchase price $34,239,046 (Collateral: $34,923,904 U.S. Treasury Bond, 2.25% due 8/15/27, Par $33,640,000)	34,238,000	$34,238,000	1.9%

Total Short-Term Obligations (Cost $176,843,000)		176,843,000	9.8

Total Investments (Cost $1,823,601,805)		1,796,081,376	99.9
Other Assets (Liabilities), Net		1,710,915	0.1

Net Assets		$1,797,792,291	100.0%

*	Non-income producing security.
(a)	Affiliated issuer during the period. See Note 6.

Note: Non-U.S. Companies represent 27.5% of net assets.

See Notes to Financial Statements.

Management Discussion (Unaudited) Small-Cap Fund	13

Longleaf Partners Small-Cap Fund gained 9.32% in the fourth quarter, taking year-todate (YTD) performance to 19.65%, well ahead of our absolute annual goal of inflation plus 10% in both periods. We roughly equaled the Russell 2000 Index’s 9.94% in the quarter but trailed the 25.53% for the year. Our average 16% cash balance in the year accounted for over a third of the relative performance drag, while the Fund’s two primary negative performers – Realogy and CNX – more than accounted for the balance of the shortfall. Both Realogy and CNX rebounded with double-digit performance in the fourth quarter but remain highly discounted and have significant additional upside, with price-to-value ratios (P/V) in the high-30s% and high-20s% respectively. The portfolio was underweight the Index’s top three-performing sectors – Information Technology (IT), Industrials and Health Care (where we had no exposure) – which drove an additional -2% drag on relative returns for the year. Our lack of Health Care holdings more than accounted for the relative underperformance in the fourth quarter.

Small cap Health Care stocks, especially some of the higher-flying, negative free cash flow (FCF)-producing biotech ones, are generally too hard for us on the “Business” front and more recently have been too expensive to qualify on “Price.” Technology has historically been a difficult space for us to assign with confidence a long-term valuation. We have some exposure in the IT space and have continually deepened our network and further improved our expertise within the small cap Tech / Software / Digital Media industries over the last several years. We have found some interesting businesses within this space that we believe qualify on Business and People. We are watching these companies closely and hope to have the opportunity to own some of these stocks when they trade at more reasonable valuations. Our on-deck list is long, and in particular has a number of Consumer Discretionary and Real Estate businesses that we would love to own, but the market is paying far too much today for the perceived defensiveness of these companies. Defense comes not just from the quality of the business you buy but from the margin of safety in the price you pay, and we remain disciplined on pricing in this frothy market.

We have improved the portfolio’s quality and return potential with the new investments we made over the last two years. Summit Materials, GCI Liberty and PotlatchDeltic from last year and Dillard’s, our single new purchase this year, delivered strong returns out of the gate. Our other new purchase from the last two years, Lazard, has yet to deliver on price but is growing value per share and trades at an attractive discount today. We are happy continuing to own GCI, PotlatchDeltic, Lazard and Dillard’s today at these prices, but we sold Summit in the fourth quarter after a period of deep engagement, which included filing a 13D in the second quarter. We ultimately concluded that our margin of safety at Summit had narrowed significantly after its strong performance this year and that there was less upside from continuing to push for changes at the company. Summit and Mattel were among our top detractors in 2018 but were two of the top contributors in 2019. Summit rallied over 80%, and Mattel still trades at approximately 60% of our appraisal today, even after appreciating over 35% in the year.

We believe that Realogy and CNX, our two largest detractors for the year, have the potential to similarly drive strong performance in 2020. Realogy added 45% in the fourth quarter and appears to have made it through the worst of a competitive assault from Compass, a start-up real estate firm funded by Softbank that aggressively recruited away realtors to compete with Realogy. Management is selling most of the non-core Cartus segment to focus on the high-quality fee business and de-lever the company.

Contributors/Detractors

(2019 Investment return; 2019 Fund contribution; Q4 Investment return; Q4 Fund contribution)

Summit Materials (84%, 4.47%, 3%, 0.37%), the cement and aggregates company, was the top contributor for the year. Aggregates volumes increased more than 11% year-over-year (YOY) last quarter with pricing up 7%, and cement sales increased as well. The company’s FCF approached the higher normalized levels we had expected, as Mississippi River flooding and other abnormal weather that negatively impacted the business subsided. CEO Tom Hill used the increased cash flow to pay down debt. We sold the position when the stock’s price approached our appraisal this quarter. While our deep engagement and 13D filing on this holding did not lead to a specific corporate action, we feel that our presence helped the situation during our ownership. We realized a 21% gain in the short 12 month holding period.

GCI Liberty (72%, 3.11%, 14%, 0.85%), the Alaskan cable operator and large investor in Charter Communications, was another strong contributor in the quarter and for the year. GCI reported its first quarter in some time without a natural or political disaster marring earnings. The company grew earnings before interest, taxes, depreciation and amortization (EBITDA) 5% YOY on the back of strong internet pricing. The company’s position in Charter shares, which constitutes a majority of the consolidated net asset value, meaningfully increased in market value (over 65% year-to-date) and intrinsic value (22%YTD). GCI’s smaller position in online lending business LendingTree is also up more than 40% on the year due to strong results from a new insurance vertical.

Formula One Group (48%, 2.22%, 11%, 0.43%), the global sports and media company, meaningfully contributed to the Fund’s annual performance. CEO Chase Carey inked new TV and sponsorship deals, made significant progress towards instituting better competition on the track and increased average attendance numbers to over 200,000 per race. The company’s equity stake in Live Nation (LYV) reported another year of double-digit EBITDA growth. With lower interest rates on refinanced Formula One debt and higher recurring cash flows supporting a prudent increase in the company’s leverage ratio, Formula One Group should begin to replicate Liberty’s proven levered growth stock repurchase playbook.

14

PotlatchDeltic (43%, 1.93%, 6%, 0.32%), the timberland REIT, was another top contributor for the year. Idaho log pricing increased, mills grew volumes with lowered capital expenditures and the company sold commercial acreage outside Little Rock, AR for prices above our appraisal. CEO Michael Covey repurchased shares earlier this year when they were more heavily discounted but pulled back as the share price increased, demonstrating the intelligent allocation discipline we like to see in our partners.

Mattel (36%, 1.77%, 19%, 1.01%), the classic toy company, was also a large contributor in the quarter and the year, after the company resolved a non-material whistleblower complaint over historical accounting errors, which delayed a debt offering that the company subsequently completed in November. The headline fears and uncertainty surrounding the complaint weighed heavily on the stock price in the short term but did not impact the long-term value of the company. Sales increased in the quarter, while management took further necessary steps towards decreasing operating costs and improving gross margins. Barbie, Hot Wheels, action figures and games all sold well during the last quarter, while American Girl and Fisher Price declined moderately. EBITDA appears on track to have exceeded expectations in 2019 at $400 million or better and is expected to approach or exceed $600 million in 2020, which would meaningfully reduce the company’s leverage ratios, thereby addressing one of the key issues that has depressed the stock price for the last several years. We believe that CEO Ynon Kreiz has done a wonderful job with the turnaround after inheriting a difficult situation, while actively pursuing the substantial upside presented by streaming and film demand for Mattel’s brands.

Eastman Kodak (28%, 2.33%, 20%, 1.66%), the imaging company, was the largest contributor in the quarter. CEO Jim Continenza took over operations in February and immediately began a strong turnaround. Over the last ten months, he has turned a large cash burn into breakeven profitability. We expect positive operating FCF in 2020 from Kodak and significant growth in the coupon-per-share over subsequent years. Kodak is now focusing on its industry-leading commercial printing and inkjet products. The stock quickly appreciated in late November after two board members purchased Blackstone’s 21% stake and removed the technical overhang of a potential large forced seller. During the last week of the year, Continenza personally purchased $1 million worth of shares, while several other executives bought smaller amounts alongside him. The stock price remains significantly discounted to the business’s value as determined by normalized earnings power in several years or a sum-of-the-parts net asset value. The Fund’s exposure is almost entirely in convertible bonds and preferred stock.

Realogy (-31%, -1.10%, 45%, 1.53%), the real-estate brokerage franchise, was a top contributor in the fourth quarter after rebounding 45%, but it remained the largest detractor for the year. Four months ago, the stock traded around 2.5x the company’s forward FCF, which primarily comes from Realogy’s capital-light and high-margin franchise fee royalties. Today that multiple has re-rated up to 5x, and in our view, Realogy remains among the US market’s cheapest stocks with assets that should grow long term. During the quarter, EBITDA from franchise fees declined 6% YOY on weak California residential sales. However, we expect next year’s comparable revenues and earnings to improve, as Realogy’s Softbank-funded competitor Compass has slowed its loss-making efforts to poach talent and take market share. Realogy’s balance sheet carries debt that is higher than others in the public markets but reasonable if the company were privately owned, as it has been previously. However, CEO Ryan Schneider is addressing the issue by selling most of the Cartus relocation segment and committing to deleverage with proceeds. Realogy’s unused revolver capacity is still about equal to today’s stock price. Our appraisal of Realogy’s value is more than double where the stock currently trades, even after the strong fourth quarter performance.

CNX Resources (-23%, -0.74%, 22%, 0.96%), the Appalachian natural gas E&P and midstream company, was a positive contributor in the fourth quarter but was the second largest detractor from the Fund’s annual performance. With gas prices declining 26% and the industry’s capital market access disappearing, 2019 was one of the worst relative and absolute years in the history of the US natural gas industry. Despite the painful losses this year, CNX has outperformed its Southwest Appalachian peers by over 50% since separating from its coal business two years ago. More importantly, CNX has a manageable balance sheet at a time when numerous gas competitors are struggling with larger on- and off-balance sheet liabilities. CNX’s growing FCF coupon will allow the company to retire a majority of its debt in 2022 if necessary, and the company’s borrowing base increased this quarter. CNX’s 2020 production is over 80% hedged at prices above the current futures strip, which should help the company weather any additional market challenges in the near term. The company has $5-10+ per share of quality midstream assets, which includes high growth cash flows from their general partner interest, in addition to over $1 per share of FCF power from its E&P operations with strong reinvestment opportunities, all vs. its $8 per share stock price. Management remains focused on operational improvements, and CNX recently announced a reduction in next year’s capital expenditures and operating expenses to increase cash-flow projections. The company has retired over 7% of shares outstanding this year, a level that is unmatched by its natural gas peers. We believe we have some of the best partners in the industry with CEO Nick Deluliis and Chairman Will Thorndike.

Portfolio Activity

After adding five new positions in 2018, we purchased only one new company, Dillard’s, in 2019, as ever-rising markets made finding compellingly discounted new opportunities elusive. We added to several of our most discounted positions in the year, including CenturyLink, Realogy, Kodak and CNX. As discussed above, we sold our position in Summit in the fourth quarter as it reached our appraisal. We also trimmed several existing holdings to manage position sizes, particularly after strong price performance at Formula One Group and GCI Liberty.

15

Outlook

The portfolio ended the quarter with a discounted P/V in the mid-60s% and 16% cash. The fund has held an elevated cash level over the last 5+ years, but we will be ready to put this to work during the next bout of market volatility and/or when some of our on-deck candidates decline another 5-10%, as our on-deck list has remained longer than we would have expected this year given the strong market returns. We began this commentary facing many of same relative performance headwinds you have read from us for a while. The continuation of these headwinds does not mean that these trends will go on forever. Actually, it means that the opposite is more likely; and, we believe that when Mr. Market begins to “weigh” our values more efficiently, our stocks’ appreciation will be dramatic. We saw signs beginning in September, that things are starting to come our way. It’s hard to call a relative bottom, and it’s understandably harder to remain patient after an extended period of relative underperformance. We continue to work to get better each day, while sticking to our core discipline at a time of elevated markets. We were heartened by the strong absolute returns in the fourth quarter and the solid relative results, given our cash holdings and lack of exposure to the largest market favorites. We thank you for your long-term support and patience, which we believe will soon be rewarded.

Performance History (Unaudited) Small-Cap Fund	16

Comparison of Change in Value of $10,000 Investment

Since Inception February 21, 1989

Average Annual Returns for the Periods Ended December 31, 2019

	1 Year	5 Year	10 Year	20 Year	Since Inception 2/21/1989

Small-Cap Fund	19.65%	6.65%	11.98%	10.09%	10.67%

Russell 2000 Index	25.53	8.23	11.83	7.59	9.53

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with fewer financial resources than those of larger companies.

As reported in the Prospectus dated May 1, 2019, the total expense ratio for the Small-Cap Fund is 0.92%.

Portfolio Summary (Unaudited) Small-Cap Fund	17

Portfolio Holdings at December 31, 2019

		Net Assets

Investments		83.9%
Eastman Kodak Company (Common, Bonds, and Preferred)	9.3
CenturyLink, Inc.	9.3
Graham Holdings Company	6.4
Mattel, Inc.	6.1
Lazard Ltd	5.3
PotlatchDeltic Corporation	5.1
CNX Resources Corporation	4.9
Realogy Holdings Corp.	4.8
GCI Liberty, Inc.	4.8
Actuant Corporation	4.6
Dillard’s Inc.	4.5
Liberty Media Formula One	4.4
Park Hotels & Resorts Inc.	4.1
Neiman Marcus Group LTD LLC (Bonds)	3.8
OCI N.V.	3.7
ViaSat, Inc.	2.8
Cash Reserves Net of Other Assets and Liabilities		16.1

		100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2019 through

December 31, 2019

New Holdings	Quarter

Dillard’s Inc.	2Q

Eliminations Hopewell Holdings Limited	1Q
Summit Materials, Inc.	4Q

Portfolio of Investments Small-Cap Fund	18

Common Stocks

	Shares	Value	% of Net Assets

Capital Markets
Lazard Ltd - Class A(a)	4,411,985	$176,302,921	5.3%
Chemicals
OCI N.V.* (Netherlands)	5,843,531	122,900,960	3.7
Communications Equipment
ViaSat, Inc.*	1,268,101	92,818,653	2.8
Diversified Consumer Services
Graham Holdings Company - Class B(b)	335,936	214,659,745	6.4
Diversified Telecommunication Services
CenturyLink, Inc.	23,413,266	309,289,244	9.3
GCI Liberty, Inc. - Class A*	2,232,716	158,187,928	4.8

		467,477,172	14.1

Entertainment
Liberty Media Formula One - Class A*	2,322,149	101,663,683	3.1
Liberty Media Formula One - Class C*	966,662	44,432,619	1.3

		146,096,302	4.4

Leisure Products
Mattel, Inc.*	15,013,426	203,431,922	6.1
Machinery
Actuant Corporation - Class A(b)	5,834,776	151,879,219	4.6
Multiline Retail
Dillard’s Inc. - Class A(b)	2,020,214	148,445,325	4.5
Oil, Gas & Consumable Fuels
CNX Resources Corporation*(b)	18,270,523	161,694,129	4.9
Real Estate Investment Trusts (REITs)
Park Hotels & Resorts Inc.	5,320,498	137,641,283	4.1
PotlatchDeltic Corporation(b)	3,913,806	169,350,386	5.1

		306,991,669	9.2

Real Estate Management & Development
Realogy Holdings Corp.(b)	16,422,313	158,967,990	4.8
Technology Hardware, Storage & Peripherals
Eastman Kodak Company*(c)	4,000,000	18,600,000	0.5

Total Common Stocks (Cost $2,341,355,435)		2,370,266,007	71.3

Preferred Stock

Technology Hardware, Storage & Peripherals
Eastman Kodak Company Convertible Preferred Stock - Series A 5.50%*(c)(d) (Cost $186,430,000)	1,864,300	155,352,119	4.7

Corporate Bonds

	Principal Amount

Multiline Retail
Neiman Marcus Group LTD LLC 14.00% 144A Senior Notes due 4/25/2024(e)(f)	99,140,931	51,553,284	1.6
Neiman Marcus Group LTD LLC 8.75% 144A Senior Notes due 10/25/2024(e)	84,457,929	27,871,117	0.8
Neiman Marcus Group LTD LLC 8.00% 144A Senior Notes due 10/25/2024(e)	150,370,000	48,118,400	1.4

		127,542,801	3.8

See Notes to Financial Statements.

19

Corporate Bonds

	Principal Amount	Value	% of Net Assets
Technology Hardware, Storage & Peripherals
Eastman Kodak Company 5.00% 144A Senior Notes due 11/1/2021(c)(g)	93,215,000	$135,732,787	4.1%

Total Corporate Bonds (Cost $309,133,870)		263,275,588	7.9

Short-Term Obligations
Repurchase agreement with State Street Bank, 1.50%, dated 12/31/19, due 01/02/20, Repurchase price $449,073,420 (Collateral: $458,018,461 U.S. Treasury Bonds, 2.875% - 3.375% due 11/15/46 to 11/15/48, Par $406,305,000)	449,036,000	449,036,000	13.5
Repurchase agreement with State Street Bank, 0.55%, dated 12/31/19, due 01/02/20, Repurchase price $65,224,993 (Collateral: $66,530,868 U.S. Treasury Bond, 2.25% due 8/15/27, Par $64,085,000)	65,223,000	65,223,000	1.9

Total Short-Term Obligations (Cost $514,259,000)		514,259,000	15.4

Total Investments (Cost $3,351,178,305)		3,303,152,714	99.3
Other Assets (Liabilities), Net		21,834,410	0.7

Net Assets		$3,324,987,124	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
(b)	Affiliated issuer during the period. See Note 6.
(c)	Controlled investment during the period. See Note 6.
(d)

These shares were acquired directly from the issuer in a private placement on November 7, 2016 with a total cost at December 31, 2019 of $186,430,000. They are considered restricted securities under the Securities Act of 1933 (the “33 Act”). These shares may be sold only if registered under the 33 Act or an exemption is available. The issuer has filed with the SEC a registration statement on Form S-3 providing for the potential resale on an ongoing basis under 33 Act Rule 415 of Series A Preferred Stock as well as the Common Stock issuable upon conversion of the Series A Preferred Stock, subject to certain terms of a Registration Rights Agreement with the issuer. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued using procedures adopted by the Board of Trustees (See Note 2).

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)	Payment-in-kind security whereby 8% of the interest is payable in cash, and 6% of the interest is payable in additional debt securities.
(g)

These notes were acquired directly from the issuer in a private placement on May 24, 2019 with a total cost at December 31, 2019 of $93,215,000. They are considered restricted securities under the Securities Act of 1933 (the “33 Act”). These shares may be sold only if registered under the 33 Act or an exemption is available. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued using procedures adopted by the Board of Trustees (See Note 2)

Note: Non-U.S. Companies represent 3.7% of net assets.

See Notes to Financial Statements.

Management Discussion (Unaudited) International Fund	20

Longleaf Partners International Fund ended the year with a strong fourth quarter, returning 11.80% and outpacing the MSCI EAFE Index’s 8.17%. The Fund ended the year up 20.00%, ahead of our absolute return goal of inflation + 10%, while trailing the Index’s 22.01%. 2019 was an extraordinarily good year for equity market returns across North America, South America and Europe. Asian equity markets were somewhat mixed, as the US-China trade war and Hong Kong unrest drove volatility, but ultimately also ended the year broadly in double-digit territory. Our exposure to Hong Kong more than accounted for our relative underperformance in the year. Although it was a moderate headwind for the full year, currency was a positive absolute contributor for both the Fund and the Index in the fourth quarter, as the US Dollar pulled back from its multi-year September high. In the fourth quarter, strong stock-specific performance across multiple sectors and regions drove our relative outperformance. Almost every company in the Fund’s portfolio was positive in the quarter and the year, with more than half producing double-digit returns in the quarter alone. The Fund had no exposure to the Index’s top performing sectors, Information Technology and Healthcare, which was a relative drag in the quarter and for the year. However, the portfolio benefitted from not owning the Index’s worst performing sector, Energy.

In last year’s annual letter, we reflected upon the Fund’s 20-year anniversary and the significant amount of progress we have made in the last five-to-ten years. Today, two-thirds of Southeastern’s global research team are focused outside the US, with eight of our 15 team members holding passports from six different countries across the world. Our returns over the trailing 3-, 5- and 10-year periods have been positive on an absolute and relative basis, and we have drawn upon our local networks and expertise to find new investment opportunities across the globe. Our firmly expressed view for the last few years has been that the Non-US equity opportunity set is far more attractive prospectively than the US market. In last quarter’s letter, we wrote about the extension of the “Growth outperforming Value, US outperforming all other markets and ever-stronger US dollar themes that have dominated the market narrative for the last decade.” This trend continued in the fourth quarter. The extraordinary 11-year bull market in the S&P 500 has now compounded to a 351% total return (with dividends reinvested into the index), while the MSCI EAFE index has generated 125% (in USD, with dividends reinvested into the index) over that same period. These backwards-looking returns make it easy for investors to forget that the prior decade ending in 2008 saw non-US markets handily outpace US markets. US dollar strength negatively impacted the Fund’s total performance by nearly 30% cumulatively over the last decade. We are hard pressed to recall a time when three such significant indicators - US vs. Non-US, Value vs. Growth and USD vs. Non-USD - had a decade run so lopsidedly in favor of US Growth. This bodes well for the next decade, if we believe markets eventually revert from the short-term voting machine to Ben Graham’s long-term weighing machine.

Our portfolio looks vastly different than MSCI EAFE and peers. Southeastern’s approach is entirely bottom up; we construct our concentrated portfolio with no regard to the index. Our top three relative and absolute contributing companies in the year were in Ireland, the Netherlands and Japan, where we are significantly below the index weighting but are doing extensive work on the broad opportunity set. In each case, our bottom-up stock-specific performance, rather than country allocation, were responsible for the strong returns. We have taken advantage of pockets of volatility and fear-driven price weakness over the past several years to own compelling opportunities in some of the more challenged geographies like Mexico.

As noted last quarter, over 20% of the portfolio is invested in businesses that are domiciled in Hong Kong. However, the look-through economic exposure is far lower, in the mid-single digit percentages. We have a history of investing successfully in Hong Kong, and we remain convicted in the long-term value of our current portfolio holdings that are listed there. While it is a fluid situation that we are closely monitoring, we do not believe that the protests in Hong Kong have permanently impaired the long-term case for our investments at this point. Our long-term investment focus in Asia centers around our broad and deep network providing insight into the quality of business and people, particularly when these critical factors are changing for the better. Many companies in the region possess extraordinarily underrealized potential. We believe our philosophy, experience and network allow us to look past short-term price noise and provide a distinct advantage in understanding what qualitative improvements can mean for future value realization. In countries like Japan, we are seeing some significant changes at the grassroots level after four years of the Abe government’s Three Arrows initiative. Companies are showing more focus on return on invested capital (ROIC) and margins, particularly when owner-operators are at the helm. We also see an increased willingness to appoint independent board members that bring oversight and capital allocation discipline. As a result, we spent a disproportionate amount of time on Japan this year compared to its current presence in the portfolio. This has not yet led to significant allocations of funds, but it has expanded our on-deck list of potential new investments.

Mexico has been very fruitful for us over the last two years, as geopolitical concerns over the Trump Wall, the election of Andrés Manuel López Obrador (AMLO) and the weakness in the Peso created buying opportunities in Gruma and Becle, both of which are domiciled in Mexico but are driven by the American consumer. While Mexico was the worst performing country for the Index in the year, Becle was one of the stronger contributors to the Fund’s performance in the quarter and the year, while Gruma was also a positive.

In Europe, we are frequently attracted to undervalued opportunities where people and governance are changing for the better. We believe Europe is at a somewhat unique moment in the global equity universe with a broad stakeholder realignment creating opportunities for engagement-oriented investors like Southeastern to help encourage positive change. The owner mindset includes intense discussions on strategy, capital allocation and personnel. Some companies tick all the boxes of strong businesses with shareholder-minded owner-operators focused on value per share but trade in the short-term at a discount to intrinsic value for an understandable reason. Exor and Lanxess are good examples. Occasionally there are opportunities where a strong underlying business trades at a big discount because there are obvious improvements to be made. For the last decade, we have built a track record of successfully nudging such situations along in Europe. Domino’s

21

Pizza Group (DPG), the UK-listed holder of the master franchisee license to operate stores in the UK, Ireland and other European countries, is the clearest example of this opportunity in 2019. As a result of Brexit fears plus company-specific missteps by prior management, we were able to purchase this growing business at 14x earnings, while its Australian and US counterparts traded at 1.5-2x that multiple, and DPG’s own history indicated a similar long-term average. DPG was the top contributor in the fourth quarter. Our engagement efforts saw significant progress, and two new outside directors joining the board, Usman Nabi and Elias Diaz. These owner-oriented directors join Senior Independent Director Ian Bull as a nucleus driving the rebuilding of management and the board. Over the course of 2019, the board of directors has improved enormously, setting the stage for further progress for the company in 2020. Tragically, DPG’s CFO, David Bauernfeind, passed away in December in an accident while on holiday with family. David had become deeply involved in improving the company. He was insightful, diligent and honorable in his efforts and communications with us at every point. He will be missed.

Contributors/Detractors

(2019 Investment return; 2019 Fund contribution; Q4 Investment return; Q4 Fund contribution)

EXOR (44%, 3.42%, 16%, 1.42%), the European holding company of the Agnelli family, was the top contributor for the year and among the top three in the fourth quarter. Chairman and CEO John Elkann continues to apply an admirable approach to capital allocation and portfolio management with a proven willingness to realize value through M&A, asset sales and spin-offs. In the fourth quarter, Exor announced an agreement with Groupe PSA to pursue a merger of EXOR’s underlying holding Fiat Chrysler (FCA) and PSA’s Peugeot. The merger will create the world’s fourth-largest carmaker and reshape the automotive sector. Annual run-rate synergies are forecast at ~€3.7 billion derived principally from a more efficient allocation of resources for large-scale investments in vehicle platforms, powertrain and technology and from the enhanced purchasing capability inherent in the combined group’s new scale. FCA will pay a special dividend prior to the merger, and EXOR will receive ~€1.5 billion, which we expect management to intelligently allocate at the holding company level. Earlier in the year, the company also announced its plan to split its underlying holding CNH Industrial by spinning out the non-core commercial vehicle business, IVECO, from the core agriculture equipment business, Case New Holland. This move should allow the market to more accurately value both businesses going forward. EXOR management has multiple levers to pull to continually grow and recognize value, and the company remains attractively discounted with significant upside today.

C&C Group (78%, 2.87%, 20%, 1.02%), the manufacturer and distributor of branded beer, cider, wine, soft drinks and bottled water, was also a top driver of the Fund’s annual performance. The Irish company redomiciled in the UK and is now solely listed on the London stock exchange, where it has been included in the FTSE 250 and FTSE All Share index. Last year’s acquisition and subsequent integration of Matthew Clark and Bibendum has exceeded management’s expectations and provided further distribution channels for C&C’s brands. Earlier in the year, competition worries in Ireland eased as Bulmers’s market share stabilized, and the AB InBev relationship successfully pushed Magners in the off-trade in England and Wales. CEO Stephen Glancey has been a model partner, behaving as an owner-operator of high integrity, while working through some challenging periods for the business to create a company of strong culture, routes to market and brands, as well as an excellent track record of growing value. Since joining the company in late 2008, Glancey has overseen a 17.5% annual return, nearly double the EAFE Index. We have been fortunate to partner with him two separate times over that period.

Melco International (39%, 2.71%, 18%, 1.22%), the Asian casino and resort holding company, was another top contributor for the year and in the fourth quarter. Melco was the top performer within the Macau gaming sector. Its flagship property, City of Dreams, has been gaining market share in both mass and VIP segments thanks to Morpheus’s ramp-up. Melco opened a new premium mass gaming area in October and is in the process of adding more villas, which should further drive mass growth at City of Dreams. We believe Melco will continue to be a beneficiary of the mass gaming growth, driven by growing disposable income per capita in China and the ongoing consumption upgrade that is bringing more overseas travel and infrastructure development. The recent Hong Kong turmoil has not had a significant impact on Macau visitation numbers. Melco has a strong balance sheet and is led by Chairman and CEO, Lawrence Ho, an owner-operator and adept capital allocator focused on building value per share. In the last 18 months, he has used the group’s financial strength to repurchase close to 10% of Melco Resort’s free float, privatize its Philippine subsidiary at cheap multiples and purchase 20% of Crown Resorts from former partner James Packer. Melco International also sold its Cyprus project stake to subsidiary Melco Resorts for $375 million, significantly reducing Melco International capex and enabling the company to focus aggressively on increasing shareholder returns. We would encourage you to listen to our podcast interview of Lawrence Ho to learn more about the history of Melco and his outlook for the business and the broader Macau gaming industry at https://southeasternasset.com/podcasts/melcolawrence-ho-on-geopolitics-volatility-and-opportunity-in-asia/.

MinebeaMitsumi (47%, 2.56%, 32%, 1.83%), the Japanese manufacturer of high precision equipment and components, was among the top contributors for the fourth quarter and the year. The stock declined in the first half due to market concerns over US-China trade friction, a slowdown in the data center industry that negatively impacted its dominant ball bearings business and a decreased earnings forecast in the first half. However, its automotive applications business is benefitting from a structural move into electrification, and monthly ball bearing shipments are back on track since the third quarter. In December, MinebeaMitsumi announced plans to acquire semiconductor business ABLIC at approximately 7x EBITDA pre-synergies. We visited MinebeaMitsumi’s factories in Cambodia and Thailand in December and had good discussions with CEO Yoshihisa Kainuma on shareholder return and capital allocation. We are confident that Mr. Kainuma will continue to create value for all shareholders, as he has done over the past decade for the company.

22

LafargeHolcim (39%, 2.28%, 12%, 0.61%), the world’s largest cement producer, added to the Fund’s strong returns for the quarter and the year. Lafarge benefitted as North American cement pricing grew modestly, while volumes surged 11% in the last quarter. Lafarge’s European and Latin American operations also delivered excellent results. 2019 was also a good year for accretive asset sales, and as the year progressed, the market became more comfortable with the prospect of additional sales. Since assuming control two years ago, CEO Jan Jenisch has improved the company’s operational and capital allocation discipline. He still has more levers to pull that are not dependent on global macro conditions. Our appraisal of Lafarge’s value increased alongside the stock price throughout the year, and we trimmed our position as price appreciated in the first quarter and second half of the year.

As discussed above, Domino’s Pizza Group (30%, 2.22%, 36%, 2.12%), was the top contributor in the fourth quarter and added to the Fund’s strong returns for the year. The market recognized the benefit of having two new outside directors Usman Nabi and Elias Diaz, both of whom have significant personal stakes in the business, join the board. We expect they will help direct the company to make further progress in addressing its loss-making International operations and to repair damaged relationships with UK franchisees.

Millicom (-21%, -1.05%, 1%, 0.03%), a leading Latin and Central America Telecommunications company, was the largest detractor this year. Following an unsuccessful takeover attempt by Liberty Latin America (Lilac) at the beginning of the year, the majority shareholder in Millicom, Kinnevik, made the decision to divest its entire shareholding in Millicom. This poorly executed process created an overhang that lasted most of the year and contributed heavily to the share price weakness. From a business standpoint, there was slower-than-expected growth in key markets like Guatemala and tough competition and FX headwinds dampening performance in Colombia and Paraguay, which compounded the negative stock performance. Core EBITDA growth and expansion of cable and 4G remains healthy and on-track. We believe the long-term fundamental business case remains intact and expect more progress once the temporary technical factors from the share distribution have passed.

Baidu (-20%, -0.96%, 23%, 0.93%), the dominant online search business in China, was another top detractor for the year. The entire industry was negatively impacted by macroeconomic weakness and increased online advertising inventory. Baidu’s migration of all medical advertisement landing pages from third party sites onto its own servers added short-term topline pressure, but ultimately improves its compliance with industry regulation. Additional spending on Chinese New Year sponsorships and APP installation promotions further reduced the bottom line in the first half of the year. In response, Baidu management promptly adjusted its strategy to cut spending. In the third quarter, Baidu Core delivered strong sequential operating margin improvement, well above expectations. While the macro environment remains uncertain, it is encouraging to see users’ time spent on Baidu’s ecosystem has outgrown peers in September and October, and Baidu should see higher year over year growth from the low 2019 base. We support management’s decision to launch an additional US$1 billion share buyback program to take advantage of the mispricing. The company recently sold part of its Trip.com stake and raised US$1 billion in offshore cash to support this value accretive buyback program. While share price has recovered some from the low, Baidu’s advertising business is still trading at low-single-digit FCF and well below our appraisal.

Portfolio Activity

We bought three new companies this year – Domino’s, Lazard and Gruma – and added to 6 discounted holdings. We had no new purchases in the fourth quarter but rounded out our position in DPG. In the first week of 2020 a company from the on-deck list came into range on price allowing us to start a position. Over the course of the year, we trimmed several stronger performers and fully exited five companies, including our successful investment, Vestas, the global leader in wind turbine installation and servicing. After a nearly two-year holding period, Vestas went through our value in the fourth quarter. We also sold Indian telecom tower operator Bharti Infratel in the fourth quarter, due to a change in investment thesis. Although there may still be potential upside from today’s low price, seeing the value recognized became heavily reliant on a few factors going right – government approval of Bharti’s planned merger with Indus in a timely manner and rational behavior around regulation and tax policy for the broader telco space. The Supreme Court of India’s ruling on the definition of adjusted gross revenues in favor of the Indian Government and imposing interest and penalties on the telecom carriers has subjected the entire Indian telecom sector to a much more challenging operating environment, leaving a narrower path to unlock the value than when we initially invested. The margin of safety was no longer sufficient in such a capricious regulatory environment. We exited the position after a slight easing of pricing pressure in the fourth quarter, but it remained the top detractor for the quarter and a permanent capital loss over the life of the investment. Earlier in 2019, we completed the exit of our small positions in German conglomerate ThyssenKrupp and luxury hotel operator Belmond, after selling the majority of both positions in 2018. We sold Yum China, the operator of KFC and Pizza Hut restaurants in China, for the second time in three years, as it went through our appraisal and added over 40% in our short, seven-month holding period. Yum China has twice been a very fruitful investment since it was spun out of long-time Southeastern investee Yum! Brands in 2016. In both cases, the gap between the share price and our appraisal closed quickly, providing a cumulative return over 100%. We would love to have the opportunity to own this fantastic business again in the future.

Outlook

After an extraordinary year in equity markets virtually across the world, we expect to see continued market opportunities in 2020, as we face a presidential election in the US, Brexit continuing its slow progression and hopes for a resolution to the US-China trade war and Hong Kong unrest. Our portfolio is well positioned, with a P/V in the low-70s% and cash at 7%. We have the deepest and broadest team in Southeastern’s history working effectively together to identify compelling investments

23

across the globe. The on-deck list is healthy, the research efforts are productive, and the fund is almost fully invested. We are optimistic that five-to-seven years from now we will be telling a story of notable outperformance by non-US, Value-oriented, non-USD investments versus what has led equity markets for the last decade. We are confident in our positioning and believe the International Fund can lead that trend.

Performance History (Unaudited) International Fund	24

Comparison of Change in Value of $10,000 Investment

Since Inception October 26, 1998

Average Annual Returns for the Periods Ended December 31, 2019

	1 Year	5 Year	10 Year	20 Year	Since Inception 10/26/1998

International Fund	20.00%	7.43%	5.56%	6.50%	7.67%

MSCI EAFE Index	22.01	5.67	5.50	3.32	4.74

The index is unmanaged. Because the MSCI EAFE Index was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

As reported in the Prospectus dated May 1, 2019, the total expense ratio for the International Fund is 1.18% (gross) and 1.15% (net). The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.15% of average annual net assets.

Portfolio Summary (Unaudited) International Fund	25

Portfolio Holdings at December 31, 2019

		Net Assets

Investments		92.9%
EXOR N.V.	9.6
Domino’s Pizza Group PLC	7.3
Melco International Development Limited	7.2
CK Hutchison Holdings Limited	6.0
LANXESS AG	5.7
C&C Group plc	5.4
MinebeaMitsumi Inc.	5.2
Lazard Ltd	4.9
Becle, S.A.B. de C.V.	4.9
LafargeHolcim Ltd	4.8
Baidu, Inc. ADR	4.6
Bollore	4.5
CK Asset Holdings Limited	4.1
Fairfax Financial Holdings Limited	4.1
Great Eagle Holdings Limited	3.3
Millicom International Cellular S.A.	3.3
OCI N.V.	3.1
Compagnie Financiere Richemont SA	2.8
Gruma, S.A.B. DE C.V.	2.1

Cash Reserves Net of Other Assets and Liabilities		7.1

		100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2019 through

December 31, 2019

New Holdings	Quarter

Domino’s Pizza Group PLC	2Q
Gruma, S.A.B. DE C.V.	3Q
Lazard Ltd	1Q

Eliminations
Belmond Ltd.	2Q
Bharti Infratel Limited	4Q
thyssenkrupp AG	2Q
Vestas Wind Systems A/S	4Q
Yum China Holdings, Inc.	2Q

Portfolio of Investments International Fund	26

Common Stocks

	Shares	Value	% of Net Assets
Air Freight & Logistics
Bollore (France)	13,858,765	$60,463,158	4.5%
Beverages
Becle, S.A.B. de C.V. (Mexico)	35,180,452	65,402,240	4.9
C&C Group plc (Ireland)	13,551,306	72,967,467	5.4

		138,369,707	10.3

Capital Markets
Lazard Ltd - Class A(a) (United States)	1,639,840	65,528,007	4.9
Chemicals
LANXESS AG (Germany)	1,139,615	76,468,614	5.7
OCI N.V.*(b) (Netherlands)	2,013,672	42,351,486	3.1

		118,820,100	8.8

Construction Materials
LafargeHolcim Ltd (French Exchange) (Switzerland)	1,157,221	63,540,065	4.7
LafargeHolcim Ltd (Swiss Exchange) (Switzerland)	35,356	1,961,787	0.1

		65,501,852	4.8

Diversified Financial Services
EXOR N.V.(b) (Netherlands)	1,669,354	129,353,869	9.6
Food Products
Gruma, S.A.B. DE C.V. (Mexico)	2,767,250	28,362,574	2.1
Hotels, Restaurants & Leisure
Domino’s Pizza Group PLC(c) (United Kingdom)	23,111,531	98,025,171	7.3
Melco International Development Limited(b) (Hong Kong)	34,713,700	97,561,700	7.2

		195,586,871	14.5

Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	8,496,500	81,014,585	6.0
Insurance
Fairfax Financial Holdings Limited (Canada)	116,719	54,805,932	4.1
Interactive Media & Services
Baidu, Inc. ADR* (China)	490,914	62,051,530	4.6
Machinery
MinebeaMitsumi Inc. (Japan)	3,346,800	70,136,336	5.2
Real Estate Management & Development
CK Asset Holdings Limited (Hong Kong)	7,743,500	55,897,729	4.1
Great Eagle Holdings Limited(b) (Hong Kong)	13,222,894	44,544,097	3.3

		100,441,826	7.4

Textiles, Apparel & Luxury Goods
Compagnie Financiere Richemont SA (Switzerland)	481,193	37,817,255	2.8
Wireless Telecommunication Services
Millicom International Cellular S.A. (Sweden)	929,168	44,502,369	3.3

Total Common Stocks (Cost $1,033,388,216)		1,252,755,971	92.9

Options Purchased

	Notional Amount
Currency
Hong Kong Dollar Put, 9/21/20, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $1,071,168)	168,000,000	705,600	0.1

See Notes to Financial Statements.

27

Short-Term Obligations

	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 1.50%, dated 12/31/19, due 01/02/20, Repurchase price $66,558,546 (Collateral: $67,886,361 U.S. Treasury Bond, 2.88% due 11/15/46, Par $61,165,000)	66,553,000	$66,553,000	4.9%
Repurchase agreement with State Street Bank, 0.55%, dated 12/31/19, due 01/02/20, Repurchase price $28,175,861 (Collateral: $28,739,277 U.S. Treasury Bonds, 1.75% - 2.25% due 12/31/26 to 8/15/27, Par $28,785,000)	28,175,000	28,175,000	2.1
Total Short-Term Obligations (Cost $94,728,000)		94,728,000	7.0
Total Investments (Cost $1,129,187,384)		1,348,189,571	100.0
Other Assets (Liabilities), Net		587,322	—
Net Assets		$1,348,776,893	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
(b)	All or a portion of this security is restricted to cover the notional amount of forward currency contracts, total value $58,878,060.
(c)	Affiliated issuer during the period. See Note 6.

Forward Currency Contracts

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Gain/(Loss)
USD 28,844,660	RMB 197,431,499	State Street	3/18/20	$ 533,517
USD 30,030,012	RMB 212,198,075	State Street	12/16/20	(192,548)

				$ 340,969

Currency Abbreviation:

RMB - Chinese Renminbi

USD - U.S. Dollar

Country Weightings		Regional Weightings
	Net Assets
Hong Kong	20.6%
Netherlands	12.7
Switzerland	7.6
United Kingdom	7.3
Mexico	7.0
Germany	5.7
Ireland	5.4
Japan	5.2
United States	4.9
China	4.6
France	4.5
Canada	4.1
Sweden	3.3
Cash & Other	7.1
	100.0%

See Notes to Financial Statements.

Management Discussion (Unaudited)	28

Global Fund

Longleaf Partners Global Fund ended the year with a strong fourth quarter, returning 9.84%, beating the MSCI World Index’s 8.56%. The Fund returned 20.38% for the year, ahead of our absolute return goal of inflation+10% but falling short of the Index’s 27.67% return. US stocks soared to new heights, as we faced a continuation of the headwinds we discussed in last quarter’s letter, and in multiple other forums over the last decade: the continued dominance of Growth stocks over Value stocks (which eased somewhat in the last four months of the year), US markets outperforming Non-US markets, US dollar strength, concerns over US interest rates and broad geopolitical uncertainty, alongside temporary, unrelated stock-specific issues. 2019 was a strong year for equity market returns broadly across North America, South America and Europe. Asian equity markets were somewhat mixed, a US-China trade war and Hong Kong unrest drove volatility, but ultimately the region also ended the year in double-digit territory. Three primary factors, which have been a relative headwind over the last several years, accounted for approximately 80% of the relative shortfall in the period: no exposure to the Index’s top-performing Information Technology sector, an average 17% exposure to Hong Kong-listed companies and an average 13% cash position.

These three factors are interrelated and are a function of sticking to our value investment discipline, but in the face of the market headwinds described above, they have meaningfully dampened our relative results. Most companies in the portfolio were positive in the quarter and the year, with over half producing double-digit returns over the year. Two companies – CNX Resources (CNX) and CenturyLink – drove an additional -4% drag on relative returns for the year, but we believe these two businesses can be among the largest contributors on a prospective basis.

2019 saw a continuation of two key market trends, both of which are US-centric but have helped characterize global markets over the last decade. These trends have particularly played into the Fund’s performance over the last six years. First is that the largest of the large capitalization companies in the US have been the top performers in the market. We noted the following in last quarter’s letter:

At the last relative peak for value investing in May 2007, 16% of the S&P 500’s market cap came from stocks with price-to-earnings (PE) ratios over 20x - the same level seen in mid to late 2014, when the Partners Fund’s performance began to meaningfully diverge from the S&P 500’s. These were both evenly distributed valuation markets relative to history and other indexes. At the end of August 2019, the percentage of > 20x PE stocks was all the way up to 49%. While that is not quite the once in a lifetime 69% level seen briefly in early March 2000, we are confident that the S&P 500 is far more tilted than it has been in recent history to overvalued market favorites that have driven the last decade’s returns.

Taking that analysis a step further, the current top 20 companies in the S&P 500 by market cap (excluding Amazon’s high PE both then and now) have a weighted average next twelve months (NTM) PE of just over 26x vs.just over 16x at the start of 2014 and just under 17x in May 2007 (there were some seriously overestimated earnings per share (EPS) numbers for big banks and big oil at that point in 2007). Today’s multiples are on after-tax margins that are near peak levels. Two-thirds of our portfolio today is comprised of single or low double-digit multiples on margins that can grow meaningfully, even without the benefit of a growing economy. The rest of the portfolio is in better-appreciated stocks trading at mid to high teens multiples on mid-cycle margins, which can lead to solid returns as the market leaders did in 2014. It is, however, much harder to compound over the long run when your starting point is a sub-4% cap rate on high margins at companies that have already grown to hundreds of billions in market cap. We were too early in our belief that the market was overvalued and missed the huge move by many companies over the last five to ten years. Bigger has been better, and our relative results have suffered, particularly in 2019, as we had no exposure to Information Technology or big banks, which drove the strong Financials sector performance.

On the other end of the spectrum, we have noticed an increasing amount of “rule-out” behavior by active managers. In a decade where US large cap has dominated everything, many investors choose to ignore great global values, particularly when they are domiciled in markets with greater macro uncertainty today, like Asia or Europe, so they choose instead to buy more familiar, US-based comparables at much higher multiples. Additionally, companies with an above market amount of trailing volatility or dividend uncertainty are ignored or actively bet against by the market. Many of our holdings don’t pass some or all of these “tests”, but that doesn’t necessarily mean they are “low quality” or make them bad investments prospectively. We define a high-quality business as one with a long-term growth tailwind in its industry, pricing power or gross profit royalties, network effect benefits, a lack of technological and/or regulatory risks and an ability to grow FCF higher than revenue with a high incremental return on capital (ROC). High-quality partners are honorable people, think long term instead of quarter to quarter, are preferably large owners of their stock relative to their net worth and are incentivized on ROC, free cash flow (FCF) per share and/or total shareholder return (TSR). We find that the market tends to focus more on business rather than people quality, but our history has shown that good partners can achieve excess returns beyond what the business quality alone may suggest. This becomes even more evident in cases where we engage with management to bring our expertise and/or our network to bear to help drive superior outcomes. While a narrow band of traditional high-quality companies have ruled markets as of late, we have found compellingly discounted investment opportunities that have been temporarily passed over.

We go down the list of both what we own and what we don’t own each day, keeping an open mind on how to build the best portfolio possible. When we rule things out, it is after careful analysis of Business, People and Price. We have learned not to focus too much on cheapness at the expense of quality. That said, we also do not believe that “quality at any price” is a strategy that works over the long run. We love owning reasonably priced companies in more defensive, understandable industries at this point in the market cycle. We have historically owned multiple companies in this “defensive” bucket: Yum! Brands, Mondelez, Disney, Adidas and McDonalds, among others. With hindsight, our mistake in each case was selling them too early. We are mildly comforted by the fact that this group of stocks saw its average stock return outperform its average

29

EPS growth by over 60% since we sold, demonstrating that this has been multiple expansion, not an earnings-driven performance. In a year when our portfolio returned greater than inflation+10% but still lagged the index, it has been difficult to find any new investment that qualifies on Business and People and is trading at a reasonable Price. If history is a guide, we will own global companies like these again, and we will look back and be amazed that the stocks we own today were ever available at the levels that we have paid for them.

Far more important to us than what we don’t own, or what we may have missed out on, is how the companies we do own are performing. As we noted above, most companies were positive this year, but CNX and CenturyLink were notable underperformers in the year. CNX Resources faced strong headwinds in 2019, as the entire natural gas industry declined. Since we filed our 13D in 2015, CNX outperformed its Southwest Appalachian peers on average by over 50%, but the macro storm has overshadowed the strong progress made in improving its asset mix quality and leadership, including a new CEO, new Chairman and two additional board members that we recommended to the company. CNX has been a leader within the industry in capital allocation: spinning out its legacy coal business, selling non-core assets at great prices, cutting costs and buying back over 7% shares outstanding in the past year. CNX has $5-10+ per share of quality midstream assets, which includes high growth cash flows from their general partner interest, in addition to over $1 per share of FCF power from its E&P operations with strong reinvestment opportunities, all vs. its $8 per share stock price. The board and management team have been battle-tested and now stand in a position of relative strength in this industry’s nadir. CenturyLink has been a global leader in consolidating the fragmented fiber and telecom industry through value-accretive acquisitions and mergers over time. CenturyLink is a prime example of a “rule-out” stock, as its price has been severely punished due to uncertainty over its dividend, which became a self-fulfilling prophecy, as management ultimately cut it earlier in 2019. We filed a 13D to discuss strategic options with the company, and we recently suggested a new board member, Hal Jones, who we believe brings unique industry insight and capital allocation discipline. Today, over 75% of CenturyLink’s value is in fiber, which is a growing, high margin infrastructure asset with high barriers to entry. We expect to see management and the board explore ways to monetize this value in the near term.

We have been heartened to see the top detractor in 2018 – General Electric (GE) – begin to rebound in 2019, even after a rocky period earlier in the year. CEO Larry Culp is taking the right steps to increase value per share and to improve the overall quality of the business. GE returned over 20% in the quarter and over 50% for the year, but it is in the very early days of its transformation and trades well below our conservative appraisal still today. As GE continues to slim down and generate cash, it will be harder to ignore the power of the Aviation and Healthcare businesses or the prowess of Culp. The top four contributors in 2019 – EXOR, GE, Melco, LafargeHolcim - were all among the top detractors discussed in our 2018 year-end letter, highlighting how quickly the most hated companies can revert to drive strong future performance.

Contributors/Detractors

(2019 Investment return; 2019 Fund contribution; Q4 Investment return; Q4 Fund contribution)

EXOR (43%, 3.34%, 16%, 1.35%), the European holding company of the Agnelli family, was the top contributor for the year and among the top two in the fourth quarter. Chairman and CEO John Elkann continues to apply an admirable approach to capital allocation and portfolio management with a proven willingness to realize value through M&A, asset sales and spin-offs. In the fourth quarter, Exor announced an agreement with Groupe PSA to pursue a merger of EXOR’s underlying holding Fiat Chrysler (FCA) and PSA’s Peugeot. The merger will create the world’s fourth-largest carmaker and reshape the automotive sector. Annual run-rate synergies are forecast at ~€3.7 billion derived principally from a more efficient allocation of resources for large-scale investments in vehicle platforms, powertrain and technology and from the enhanced purchasing capability inherent in the combined group’s new scale. FCA will pay a special dividend prior to the merger, and EXOR will receive ~€1.5 billion, which we expect management to intelligently allocate at the holding company level. Earlier in the year, the company also announced its plan to split its underlying holding CNH Industrial by spinning out the non-core commercial vehicle business, IVECO, from the core agriculture equipment business, Case New Holland. This move should allow the market to more accurately value both businesses going forward. EXOR management has multiple levers to pull to continually grow and recognize value, and the company remains attractively discounted with significant upside today.

General Electric (53%, 3.02%, 25%, 1.53%), the Aviation, Healthcare and Power business, was the top contributor in the fourth quarter and among the top three for the year, after having been the Fund’s largest detractor in the third quarter and for the full year in 2018. Last quarter, the stock was overly punished after fraud investigator Harry Markopolos, working together with an undisclosed short seller, released a report alleging the company was concealing financial problems. GE management quickly dispelled the report as being flawed and outdated, and CEO Larry Culp and several other directors took advantage of the depressed share price to buy several million dollars’ worth of shares personally. Once it became clear that the report was inaccurate and brought no new information to light, the share price rebounded to finally begin to reflect the strength of the business and the progress made over the course of the year. GE announced the sale of its biopharmaceuticals unit to Danaher for $21.4 billion. GE’s remaining Healthcare businesses (primarily imaging and ultrasound equipment and services) have increased revenues moderately and margins significantly this year. Aviation grew a strong 8% in the third quarter due to solid demand for its leading-edge aviation propulsion (LEAP) engines, though this rate will slow in the year ahead as a result of Boeing’s 737 Max problems. After several years of challenged results under prior management, Larry Culp’s turnaround of GE Power showed major signs of progress this year, as the unit approached breakeven profitability. The company also announced a $1 billion long-term care insurance reserve charge in early November, which was lower than feared and will not pose a

30

threat to its ongoing deleveraging plan. The stock trades at a low multiple of the earnings achievable within the next several years. We believe the world class Aviation and Healthcare businesses alone are conservatively worth over $15 per share, and the rest of the businesses have a meaningfully positive net value and are getting stronger under Culp’s leadership.

Melco International (39%, 3.07%, 18%, 1.23%), the Asian casino and resort holding company, was another top contributor for the year and in the fourth quarter. Melco was the top performer within the Macau gaming sector. Its flagship property, City of Dreams, has been gaining market share in both mass and VIP segments thanks to Morpheus’s ramp-up. Melco opened a new premium mass gaming area in October and is in the process of adding more villas, which should further drive mass growth at City of Dreams. We believe Melco will continue to be a beneficiary of the mass gaming growth, driven by growing disposable income per capita in China and the ongoing consumption upgrade that is bringing more overseas travel and infrastructure development. The recent Hong Kong turmoil has not had a significant impact on Macau visitation numbers. Melco has a strong balance sheet and is led by Chairman and CEO, Lawrence Ho, an owner-operator and adept capital allocator focused on building value per share. In the last 18 months, he has used the group’s financial strength to repurchase close to 10% of Melco Resort’s free float, privatize its Philippine subsidiary at cheap multiples and purchase 20% of Crown Resorts from former partner James Packer. Melco International also sold its Cyprus project stake to subsidiary Melco Resorts for $375 million, significantly reducing Melco International capex and enabling the company to focus aggressively on increasing shareholder returns. We would encourage you to listen to our podcast interview of Lawrence Ho to learn more about the history of Melco and his outlook for the business and the broader Macau gaming industry at https://southeasternasset.com/podcasts/melcolawrence-ho-on-geopolitics-volatility-and-opportunity-in-asia/.

LafargeHolcim (39%, 1.68%, 12%, 0.50%), the world’s largest cement producer, added to the Fund’s strong returns for the quarter and the year. Lafarge benefitted as North American cement pricing grew modestly, while volumes surged 11% in the last quarter. Lafarge’s European and Latin American operations also delivered excellent results. 2019 was also a good year for accretive asset sales, and as the year progressed, the market became more comfortable with the prospect of additional sales. Since assuming control two years ago, CEO Jan Jenisch has improved the company’s operational and capital allocation discipline. He still has more levers to pull that are not dependent on global macro conditions. Our appraisal of Lafarge’s value increased alongside the stock price throughout the year, and we trimmed our position as price appreciated in the first quarter and second half of the year.

United Technologies (UTX) (43%, 1.59%, 10%, 0.41%), the industrial conglomerate scheduled to separate into Otis (elevators), Carrier (climate and fire control) and Raytheon Technologies (aviation and defense) during the first half of 2020, was a strong contributor to the Fund’s quarterly and annual results. Otis grew revenues 4% and profits 6% during its last reported quarter. The turnaround at this business is taking hold. Carrier organic sales declined, but its management took steps towards reducing overhead costs and selling assets. Meanwhile, each of UTX’s three Aviation and Defense businesses - Pratt & Whitney, Collins Aerospace and Raytheon - delivered solid results. Our appraisal increased this year, but not as much as the stock’s 43% annual performance. We believe the sum-of-the-parts value of the business could be recognized or exceeded within months as the spin offs are completed.

MinebeaMitsumi (46%, 1.60%, 32%, 1.20%), the Japanese manufacturer of high-precision equipment and components, was among the top contributors for the fourth quarter and the year. The stock declined in the first half due to market concerns over US-China trade friction, a slowdown in the data center industry that negatively impacted its dominant ball bearings business and a decreased earnings forecast in the first half. However, its automotive applications business is benefitting from a structural move into electrification, and monthly ball bearing shipments are back on track since the third quarter. In December, MinebeaMitsumi announced plans to acquire semiconductor business ABLIC at approximately7x EBITDA pre-synergies. We visited MinebeaMitsumi’s factories in Cambodia and Thailand in December and had good discussions with CEO Yoshihisa Kainuma on shareholder return and capital allocation. We are confident that Mr. Kainuma will continue to create value for all shareholders, as he has done over the past decade for the company.

CNX Resources (-23%, -0.80%, 22%, 0.99%), the Appalachian natural gas E&P and midstream company, was a strong contributor in the fourth quarter but was the largest detractor from the Fund’s annual performance. With gas prices declining over 25% and the industry’s capital market access disappearing, 2019 was one of the worst relative and absolute years in the history of the US natural gas industry. Despite the painful losses this year, CNX has outperformed its peers since separating from its coal business two years ago. More importantly, CNX has a manageable balance sheet at a time when numerous gas competitors are struggling with larger on- and off-balance sheet liabilities. CNX’s growing FCF coupon will allow the company to retire a majority of its debt in 2022 if necessary, and the company’s borrowing base increased this quarter. CNX’s 2020 production is over 80% hedged at prices above the current futures strip, which should help the company weather any additional market challenges in the near term. Management remains focused on operational improvements, and CNX recently announced a reduction in next year’s capital expenditures and operating expenses to increase cash-flow projections. The company has retired over 7% of shares outstanding this year, a level that is unmatched by its natural gas peers. We believe we have some of the best partners in the industry with CEO Nick Deluliis and Chairman Will Thorndike.

Portfolio Activity

We initiated two new positions in the fourth quarter, The Williams Companies and Millicom International Cellular. We have followed Williams for over 10 years, as it has undergone a transformation that has both grown its value per share and improved its quality. Currently though, it is in the “ruleout” box discussed above, even though it has best-in-class assets and

31

management. The company is also far more defensive than it is perceived. Millicom is a company that we already owned in our Non-US strategy, but we were not able to buy as much of as we would have liked so far. Over the course of the year, we trimmed several stronger performers and fully exited Vestas, the global leader in wind turbine installation and servicing, in the fourth quarter after a 28% return in just under two years.

Outlook

The portfolio ended the quarter with a discounted price-to-value ratio (P/V) in the mid-60s% and 13% cash. We were able to purchase two new companies in the fourth quarter, and our on-deck list is longer today than we might have anticipated after the strong global market returns in the year. We began this commentary citing many of the same headwinds you have read from us for a while. The continuation of these headwinds does not mean that these trends will go on forever. Actually, it means that the opposite is more likely; and, we believe that when Mr. Market begins to “weigh” our values more efficiently, our stocks’ appreciation will be dramatic. We saw signs beginning in September that things could be starting to come our way. It’s hard to call a relative bottom, and it’s understandably harder to remain patient after an extended period of relative underperformance. We continue to work to get better each day, while sticking to our core discipline at a time of elevated markets. We were heartened by the strong absolute returns in the fourth quarter and the solid relative results, given our cash holdings and lack of exposure to the largest market favorites. We thank you for your long-term support and patience, which we believe will soon be rewarded.

Performance History (Unaudited) Global Fund	32

Comparison of Change in Value of $10,000 Investment

Since Inception December 27, 2012

Average Annual Returns for the Periods Ended December 31, 2019

	1 Year	5 Year	Since Inception 12/27/2012
Global Fund	20.38%	5.78%	6.92%
MSCI World Index	27.67	8.74	10.59

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

As reported in the Prospectus dated May 1, 2019, the total expense ratio for the Global Fund is 1.33% (gross) and 1.20% (net). The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.20% of average annual net assets.

Portfolio Summary (Unaudited) Global Fund	33

Portfolio Holdings at December 31, 2019

		Net Assets
Investments		86.7%
EXOR N.V.	9.0
CenturyLink, Inc.	9.0
Melco International Development Limited	7.2
General Electric Company	7.1
CK Hutchison Holdings Limited	6.0
FedEx Corporation	5.4
CNX Resources Corporation	4.9
Fairfax Financial Holdings Limited	4.5
MinebeaMitsumi Inc.	4.4
LafargeHolcim Ltd	4.2
CK Asset Holdings Limited	4.2
United Technologies Corporation	4.0
Alphabet Inc.	3.7
Comcast Corporation	3.7
The Williams Companies, Inc.	3.6
CNH Industrial N.V.	2.9
OCI N.V.	2.7
Millicom International Cellular S.A.	0.2
Cash Reserves Net of Other Assets and Liabilities		13.3

		100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2019 through

December 31, 2019

New Holdings	Quarter
Millicom International Cellular S.A.	4Q
Wabtec Corp.(a)	1Q
The Williams Companies, Inc.	4Q
Eliminations
Allergan plc	3Q
Vestas Wind Systems A/S	4Q
Wabtec Corp.	1Q
Yum China Holdings, Inc.	2Q

(a) - Acquired through corporate action of General Electric Company.

Portfolio of Investments Global Fund	34

Common Stocks

	Shares	Value	% of Net Assets
Aerospace & Defense
United Technologies Corporation (United States)	77,417	$11,593,970	4.0%
Air Freight & Logistics
FedEx Corporation (United States)	103,409	15,636,475	5.4
Chemicals
OCI N.V.* (Netherlands)	363,981	7,655,237	2.7
Construction Materials
LafargeHolcim Ltd (French Exchange) (Switzerland)	175,293	9,624,893	3.3
LafargeHolcim Ltd (Swiss Exchange) (Switzerland)	44,291	2,457,560	0.9
		12,082,453	4.2
Diversified Financial Services
EXOR N.V. (Netherlands)	336,882	26,104,104	9.0
Diversified Telecommunication Services
CenturyLink, Inc. (United States)	1,963,645	25,939,751	9.0
Hotels, Restaurants & Leisure
Melco International Development Limited (Hong Kong)	7,393,388	20,778,871	7.2
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	1,818,029	17,335,004	6.0
General Electric Company (United States)	1,841,219	20,548,004	7.1
		37,883,008	13.1
Insurance
Fairfax Financial Holdings Limited (Canada)	27,634	12,975,669	4.5
Interactive Media & Services
Alphabet Inc. - Class C* (United States)	8,035	10,742,956	3.7
Machinery
CNH Industrial N.V. (Netherlands)	760,751	8,354,181	2.9
MinebeaMitsumi Inc. (Japan)	605,600	12,691,097	4.4
		21,045,278	7.3
Media
Comcast Corporation - Class A (United States)	238,502	10,725,435	3.7
Oil, Gas & Consumable Fuels
CNX Resources Corporation* (United States)	1,595,291	14,118,325	4.9
The Williams Companies, Inc. (United States)	439,815	10,432,412	3.6
		24,550,737	8.5
Real Estate Management & Development
CK Asset Holdings Limited (Hong Kong)	1,661,029	11,990,411	4.2
Wireless Telecommunication Services
Millicom International Cellular S.A. (Sweden)	9,000	431,054	0.2
Total Common Stocks (Cost $227,028,756)		250,135,409	86.7

Options Purchased

	Notional Amount
Currency
Hong Kong Dollar Put, 9/21/20, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $153,024)	24,000,000	100,800	—

See Notes to Financial Statements.

35

Short-Term Obligations

	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 1.50%, dated 12/31/19, due 01/02/20, Repurchase price $32,974,748 (Collateral: $33,635,734 U.S. Treasury Bond, 0.13% due 4/15/20, Par $30,640,000)	32,972,000	$32,972,000	11.4%
Repurchase agreement with State Street Bank, 0.55%, dated 12/31/19, due 01/02/20, Repurchase price $5,419,165 (Collateral: $5,532,200 U.S. Treasury Bond, 1.75% due 12/31/26, Par $5,560,000)	5,419,000	5,419,000	1.9
Total Short-Term Obligations (Cost $38,391,000)		38,391,000	13.3
Total Investments (Cost $265,572,780)		288,627,209	100.0
Other Assets (Liabilities), Net		9,805	—
Net Assets		$288,637,014	100.0%

*	Non-income producing security.

Country Weightings		Regional Weightings

	Net Assets
United States	41.4%
Hong Kong	17.4
Netherlands	14.6
Canada	4.5
Japan	4.4
Switzerland	4.2
Sweden	0.2
Cash & Other	13.3
	100.0%

See Notes to Financial Statements.

Statements of Assets and Liabilities at December 31, 2019	36

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets:
Non-affiliated investments in securities, at value (Cost $1,397,349,802, $1,382,593,007, $961,372,476, $227,181,780, respectively)	$1,530,974,866	$1,474,212,014	$1,155,436,400	$250,236,209
Affiliated investments, at value (Cost $249,409,003, $1,131,681,298, $73,086,908, $0, respectively)	88,263,510	1,004,996,794	98,025,171	—
Controlled investments, at value (Cost $0, $322,645,000, $0, $0, respectively)	—	309,684,906	—	—
Repurchase agreements, at value (Cost $176,843,000, 514,259,000, 94,728,000 and 38,391,000, respectively	176,843,000	514,259,000	94,728,000	38,391,000
Cash	602	527	39	811
Receivable from:
Fund shares sold	188,987	3,491,924	178,886	50,000
Dividends and interest	2,222,763	22,842,610	3,262	87,085
Securities sold	4,701,866	2,333,748	777,745	180,069
Investment Counsel	105,199	—	33,720	164
Foreign tax reclaims	—	—	664,474	36,810
Unrealized gain on foreign currency contracts	—	—	340,969	—
Other assets	73,933	120,351	41,054	8,328
Total Assets	1,803,374,726	3,331,941,874	1,350,229,720	288,990,476
Liabilities:
Payable for:
Fund shares redeemed	3,929,397	4,255,892	71,668	—
Investment Counsel fee	1,273,097	2,264,789	1,131,765	280,440
Administration fee	158,057	290,282	116,011	24,928
Other accrued expenses	221,884	143,787	133,383	48,094
Total Liabilities	5,582,435	6,954,750	1,452,827	353,462
Net Assets	$1,797,792,291	$3,324,987,124	$1,348,776,893	$288,637,014
Net assets consist of:
Paid-in capital	$1,850,381,229	$3,377,032,640	$1,156,765,207	$265,611,569
Total distributable earnings	(52,588,938)	(52,045,516)	192,011,686	23,025,445
Net Assets	$1,797,792,291	$3,324,987,124	$1,348,776,893	$288,637,014
Net asset value per share	$20.30	$24.27	$17.68	$13.19
Fund shares issued and outstanding (unlimited number of shares authorized, no par value)	88,560,295	136,993,616	76,276,767	21,886,773

See Notes to Financial Statements.

Statements of Operations For the Year Ended December 31, 2019	37

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income:
Dividends from non-affiliates (net of foreign tax withheld of $321,790, $0, $1,410,718, $89,885, respectively)	$53,498,172	$30,033,330	$23,230,881	$5,426,584
Dividends from affiliates	—	6,209,330	913,056	—
Dividends from controlled investments	—	10,253,650	—	—
Interest from non-affiliates	2,389,917	53,504,388	372,063	151,800
Interest from controlled investments	—	2,821,988	—	—

Total Investment Income	55,888,089	102,822,686	24,516,000	5,578,384
Expenses:
Investment Counsel fee	15,690,045	26,411,194	12,190,369	2,918,809
Administration fee	1,958,673	3,388,159	1,243,374	259,450
Transfer agent fees and expenses	1,174,328	614,584	440,639	64,326
Trustees’ fees and expenses	327,555	535,632	181,899	35,704
Custodian fees and expenses	132,036	66,793	292,738	46,345
Other	356,435	594,186	204,458	96,597
Total Expenses	19,639,072	31,610,548	14,553,477	3,421,231

Expenses waived and/or reimbursed	(1,414,966)	—	(254,673)	(307,835)

Net expenses	18,224,106	31,610,548	14,298,804	3,113,396

Net Investment Income	37,663,983	71,212,138	10,217,196	2,464,988
Realized and Unrealized Gain:
Net Realized Gain:
Non-affiliated securities	35,436,768	71,142,685	13,203,953	5,326,025
Affiliated securities	(24,290,578)	169,449,422	—	—
Forward currency contracts	—	—	(823,472)	(304,839)
Forward currency transactions	(8,294)	—	(324,317)	(1,809)

Net Realized Gain	11,137,896	240,592,107	12,056,164	5,019,377

Change in Unrealized Appreciation (Depreciation):
Non-affiliated securities	219,863,854	181,211,232	154,353,032	35,322,802
Affiliated securities	(2,479,291)	39,170,507	24,938,263	—
Controlled investments	—	57,498,766	—	—
Forward currency contracts	—	—	1,292,869	175,409
Foreign currency transactions	—	—	5,384	115

Net Change in Unrealized Appreciation	217,384,563	277,880,505	180,589,548	35,498,326

Net Realized and Unrealized Gain	228,522,459	518,472,612	192,645,712	40,517,703

Net Increase in Net Assets Resulting from Operations	$266,186,442	$589,684,750	$202,862,908	$42,982,691

See Notes to Financial Statements.

Statements of Changes in Net Assets	38

	Partners Fund		Small-Cap Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$37,663,983	$46,817,729	$71,212,138	$99,793,394
Net realized gain from investments and foreign currency transactions	11,137,896	252,712,834	240,592,107	230,166,000
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	217,384,563	(753,880,187)	277,880,505	(538,786,010)

Net increase (decrease) in net assets resulting from operations	266,186,442	(454,349,624)	589,684,750	(208,826,616)
Distributions to Shareholders:
Total distributions	(66,866,678)	(406,781,530)	(282,765,175)	(525,911,606)
Capital Share Transactions:
Net proceeds from sale of shares	145,571,284	73,068,942	409,829,379	339,022,106
Reinvestment of shareholder distributions	62,200,046	370,784,337	218,043,485	407,614,634
Cost of shares redeemed	(589,379,698)	(896,174,101)	(719,241,588)	(708,058,893)

Net increase (decrease) in net assets from fund share transactions	(381,608,368)	(452,320,822)	(91,368,724)	38,577,847

Total increase (decrease) in net assets	(182,288,604)	(1,313,451,976)	215,550,851	(696,160,375)
Net Assets:
Beginning of year	1,980,080,895	3,293,532,871	3,109,436,273	3,805,596,648

End of year	$1,797,792,291	$1,980,080,895	$3,324,987,124	$3,109,436,273
Capital Share Transactions:
Issued	7,073,587	2,849,576	16,856,853	12,350,260
Reinvested	3,064,266	17,578,051	9,067,772	16,606,718
Redeemed	(29,461,853)	(35,255,000)	(29,660,468)	(26,087,053)

Net increase (decrease) in shares outstanding	(19,324,000)	(14,827,373)	(3,735,843)	2,869,925

See Notes to Financial Statements.

39

	International Fund		Global Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$10,217,196	$8,480,921	$2,464,988	$2,857,015
Net realized gain from investments and foreign currency transactions	12,056,164	44,356,706	5,019,377	9,651,852
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	180,589,548	(131,582,969)	35,498,326	(51,290,842)

Net increase (decrease) in net assets resulting from operations	202,862,908	(78,745,342)	42,982,691	(38,781,975)

Distributions to Shareholders:
Total distributions	(45,779,164)	(13,254,171)	(7,507,455)	(22,556,605)
Capital Share Transactions:
Net proceeds from sale of shares	346,943,297	129,873,910	96,169,797	42,509,889
Reinvestment of shareholder distributions	37,626,314	11,894,969	6,340,552	16,718,201
Cost of shares redeemed	(205,583,708)	(214,259,101)	(62,172,280)	(23,930,583)

Net increase (decrease) in net assets from fund share transactions	178,985,903	(72,490,222)	40,338,069	35,297,507

Total increase (decrease) in net assets	336,069,647	(164,489,735)	75,813,305	(26,041,073)

Net Assets:
Beginning of year	1,012,707,246	1,177,196,981	212,823,709	238,864,782

End of year	$1,348,776,893	$1,012,707,246	$288,637,014	$212,823,709

Capital Share Transactions:
Issued	19,980,516	7,889,524	7,455,970	3,418,290
Reinvested	2,185,673	761,033	484,434	1,349,912
Redeemed	(12,245,949)	(13,081,494)	(4,970,651)	(1,836,497)

Net increase (decrease) in shares outstanding	9,920,240	(4,430,937)	2,969,753	2,931,705

See Notes to Financial Statements.

Notes to Financial Statements	40

Note 1. Organization

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

The Funds follow the accounting and reporting guidance in FASB Accounting Standards Codification 946.

Management Estimates

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”); these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

The following is a description of the valuation techniques applied to the Funds’ investments (see also Note 7. Fair Value Measurements).

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price, and categorized as Level 1 of the fair value hierarchy. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close, and categorized as Level 2.

In the case of bonds and other fixed income securities, valuations are furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. Such securities are categorized as Level 2.

When market quotations are not readily available, valuations of portfolio securities are determined in accordance with procedures established by and under the general supervision of the Funds’ Board of Trustees (the “Board”). In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed. Such securities are categorized as either Level 2 or 3.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Such securities are categorized as Level 2.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If country specific (i.e. natural disaster, economic or political developments), issuer specific (i.e. earnings report, merger announcement), or U.S. markets-specific (i.e. significant movement in U.S. markets that would likely affect the value of foreign securities) events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued by the Board using observable data (i.e. trading in depository receipts) or using an external pricing service approved by the Board. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. Such securities are categorized as Level 2.

41

Security Transactions

For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.

The Funds’ investments in debt securities may contain payment-in-kind (“PIK”) interest provisions. PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Funds generally cease accruing PIK interest if there is insufficient value to support the accrual or if the Funds do not expect the underlying company to be able to pay all principal and interest due.

Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. Reclassifications are made within the Funds’ capital accounts for permanent book and tax basis differences.

The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2016-2019), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds did not incur any interest or penalties during the period.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily. The Funds do not isolate the portion of net realized and unrealized gains or losses in security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying securities.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Options

The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities

42

acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated, on expiration date, as realized losses on investments.

The market value of exchange traded options is the last sales price, and are categorized in Level 1 of the fair value hierchy. Over-the counter (“OTC”) options are valued at the mean of their closing bid and ask prices supplied by the counterparty in accordance with fair value procedures established by and under the general supervision of the Funds’ Trustees, and are categorized in Level 2 of the fair value hierarchy.

Risk of Options

Gains on investment in options may depend on correctly predicting the market value direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing OTC options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

Forward Currency Contracts

The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service, and are categorized in Level 2 of the fair value hierarchy. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.

Counterparty Risk and Collateral

The Funds have entered into collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account at the Funds’ custodian bank and is comprised of assets specific to each agreement.

Note 3. Investment Counsel Agreement and Other Transactions with Affiliates

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule:

Partners Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million

Small-Cap Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million

International Fund	1.10% on first $500 million of average net assets 0.90% in excess of $500 million

Global Fund	1.125% on first $500 million of average net assets 1.00% in excess of $500 million

43

Southeastern has contractually committed to waive fees and/or reimburse expenses so that each Fund’s annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) do not exceed the following:

Partners Fund*	0.79%

Small-Cap Fund	1.50

International Fund	1.15

Global Fund	1.20

*	Prior to August 12, 2019, the Partners Fund expense limit was 1.50% of average net assets per year.

During the period ended December 31, 2019, Southeastern waived and/or reimbursed $1,414,966, $254,673 and $307,835 expenses of Partners Fund, International Fund and Global Fund, respectively. The Partners Fund fee-waiver agreement is in effect through at least April 30, 2021. The Small-Cap Fund, International Fund and Global Fund fee-waiver agreements do not have a limited term. These agreements may not be terminated without Board approval.

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until resignation or removal. “Independent Trustees,” meaning those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (“1940 Act”) of the Trust, each receives annual compensation of $150,000 from the Trust, paid in four equal quarterly installments. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings. One Trustee of the Trust is an employee of Southeastern.

Note 4. Investment Transactions

Purchases and sales of investment securities for the period ended December 31, 2019 (excluding short-term and U.S. government obligations) are summarized below:

	Purchases	Sales

Partners Fund	$103,004,708	$643,605,483

Small-Cap Fund	630,931,426	1,192,950,676

International Fund	361,083,560	266,090,104

Global Fund	82,147,292	81,595,623

Note 5. Related Ownership

At December 31, 2019 officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned the following:

	% of Fund

Partners Fund	26	%*

Small-Cap Fund	6

International Fund	39	*

Global Fund	68	*

*	A significant portion consists of a few shareholders whose redemptions could have a material impact on the fund.

44

Note 6. Affiliated Issuer and Controlled Investments

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its voting stock during all or part of the period. Also, under the 1940 Act, a fund is required to identify investments where it owns greater than 25% of the portfolio company’s outstanding voting shares as a controlled investment. Affiliated companies and controlled investments during the period ended December 31, 2019 were as follows:

	Shares at 12/31/19	Value at 12/31/18	Purchases	Sales	Dividends/ Interest	Net Realized Gain (Loss) 1/1/19 to 12/31/19	Net Unrealized Appreciation (Depreciation) 1/1/19 to 12/31/19	Value at 12/31/19
Partners Fund
CNX Resources Corporation*	9,973,278	$121,119,252	$5,603,716	$11,689,589	$—	$(24,290,578)	$(2,479,291)	$88,263,510

Small-Cap Fund
Actuant Corporation - Class A	5,834,776	122,616,737	—	183,675	233,667	25,153	29,421,004	151,879,219
CNX Resources Corporation*	18,270,523	137,475,593	62,973,424	11,189,526	—	(2,370,136)	(25,195,226)	161,694,129
Dillard’s Inc. - Class A	2,020,214	—	114,418,485	—	752,555	—	34,026,840	148,445,325
Eastman Kodak Company*(a)	4,000,000	10,200,000	—	—	—	—	8,400,000	18,600,000
Eastman Kodak Company ConvertiblePreferred Stock - Series A 5.5%(a)(b)	1,864,300	148,771,140	—	—	10,253,650	—	6,580,979	155,352,119
Eastman Kodak Company Convertible Note 5% 11/1/21(a)(b)	93,215,000	—	93,215,000	—	2,821,988	—	42,517,787	135,732,787
Graham Holdings Company - Class B	335,936	274,168,240	—	61,244,069	1,880,227	16,204,017	(14,468,443)	214,659,745
Hopewell Holdings Limited(c)	—	232,262,962	—	258,665,904	—	79,118,254	(52,715,312)	—
PotlatchDeltic Corporation	3,913,806	145,049,720	—	27,703,797	—	9,167,672	42,836,791	169,350,386
Realogy Holdings Corp.	16,422,313	134,108,450	68,623,763	—	3,342,881	—	(43,764,223)	158,967,990
Summit Materials, Inc. - Class A*(c)	—	157,473,106	307,750	294,114,394	—	67,304,462	69,029,076	—
		1,362,125,948	339,538,422	653,101,365	19,284,968	169,449,422	96,669,273	1,314,681,700
International Fund
Domino’s Pizza Group PLC	23,111,531	$—	$73,086,908	$—	$913,056	$—	$24,938,263	$98,025,171

*	Non-income producing security.

(a)	Controlled investment.

(b)	Restricted security, see Portfolio of Investments for additional disclosures.

(c)	Not an affiliate at the end of the period.

45

Note 7. Fair Value Measurements

FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

A summary of the inputs used in valuing the Funds’ investments at December 31, 2019 follows:

	Level 1	Level 2	Level 3	Total Value

Partners Fund
Common Stocks	$1,618,738,576	$—	$—	$1,618,738,576
Options Purchased	—	499,800	—	499,800
Short-Term Obligations	—	176,843,000	—	176,843,000

	$1,618,738,576	$177,342,800	$—	$1,796,081,376
Small-Cap Fund
Common Stocks	$2,370,266,007	$—	$—	$2,370,266,007
Preferred Stock	—	155,352,119	—	155,352,119
Corporate Bonds	—	263,275,588	—	263,275,588
Short-Term Obligations	—	514,259,000	—	514,259,000

	$2,370,266,007	$932,886,707	$—	$3,303,152,714
International Fund
Common Stocks	$1,252,755,971	$—	$—	$1,252,755,971
Options Purchased	—	705,600	—	705,600
Short-Term Obligations	—	94,728,000	—	94,728,000
Forward Currency Contracts	—	340,969	—	340,969

	$1,252,755,971	$95,774,569	$—	$1,348,530,540
Global Fund
Common Stocks	$250,135,409	$—	$—	$250,135,409
Options Purchased	—	100,800	—	100,800
Short-Term Obligations	—	38,391,000	—	38,391,000

	$250,135,409	$38,491,800	$—	$288,627,209

Note 8. Derivative Instruments

The Funds invested in options and forward currency contracts to hedge embedded currency exposure related to specific holdings.

The Statements of Assets and Liabilities included the following financial derivative instrument fair values at December 31, 2019:

	Location	Currency
Partners Fund
Options Purchased	Non-affiliated securities, at value	$ 499,800

46

	Location	Currency

International Fund
Options Purchased	Non-affiliated securities, at value	$705,600
Forward currency contracts	Unrealized gain on forward currency contracts	340,969
		$1,046,569
Global Fund
Options Purchased	Non-affiliated securities, at value	$100,800

Financial derivative instruments had the following effect on the Statements of Operations for the period ended December 31, 2019:

	Location	Currency
Partners Fund
Net realized loss:
Options Purchased	Non-affiliated securities	$(100,280)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$57,056

Small-Cap Fund
Net realized loss:
Options purchased	Non-affiliated securities	$(511,700)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$708,500

International Fund
Net realized loss:
Options purchased	Non-affiliated securities	$(263,730)
Forward currency contracts	Forward currency contracts	(823,472)
		$(1,087,202)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$118,682
Forward currency contracts	Forward currency contracts	1,292,869
		$1,411,551
Global Fund
Net realized loss:
Options purchased	Non-affiliated securities	$(45,135)
Forward currency contracts	Forward currency contracts	(304,839)
		$(349,974)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$30,651
Forward currency contracts	Forward currency contracts	175,409
		$206,060

For the period ended December 31, 2019, the average monthly notional value of derivative instruments were as follows:

	Options Purchased	Forward Currency Contracts
Partners Fund	$117,333,333	$—
Small-Cap Fund	36,333,333	—
International Fund	164,833,333	61,840,511
Global Fund	24,250,000	1,645,220

The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ investment manager

47

attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Note 9. Federal Income Taxes

The tax basis unrealized appreciation (depreciation) and federal tax cost of investments held by each fund as of December 31, 2019 were as follows:

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Gross unrealized appreciation	$253,284,621	$426,906,940	$267,164,010	$39,726,582
Gross unrealized depreciation	(285,124,027)	(544,194,558)	(59,386,725)	(17,808,537)

Net unrealized appreciation (depreciation)	$(31,839,406)	$(117,287,618)	$207,777,285	$21,918,045

Cost for federal income tax purposes	$1,827,920,782	$3,420,440,332	$1,140,412,286	$266,709,164

Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, and adjustments related to investments in Passive Foreign Investment Companies (“PFICS”) and master limited partnerships. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

The tax character of distributions paid was as follows:

	Year Ended December 31, 2019
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Long-term capital gains	$24,850,472	$203,816,963	$17,486,043	$4,334,321
Ordinary income	42,016,206	78,948,212	28,293,121	3,173,134

	$66,866,678	$282,765,175	$45,779,164	$7,507,455

	Year Ended December 31, 2018
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Long-term capital gains	$356,777,517	$384,774,573	$—	$20,112,824
Ordinary income	50,004,013	141,137,033	13,254,171	2,443,781

	$406,781,530	$525,911,606	$13,254,171	$22,556,605

The tax-basis components of accumulated earnings (losses) at December 31, 2019 were as follows:

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Net unrealized appreciation (depreciation)	$(31,839,406)	$(117,287,618)	$207,771,882	$21,915,668
Late-year losses deferred	$(20,749,532)	$—	$(15,760,196)	$—
Undistributed long-term capital gains	—	65,242,102	—	1,109,777

	$(52,588,938)	$(52,045,516)	$192,011,686	$23,025,445

Capital loss carryforwards may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds did not have any capital loss carryforwards at December 31, 2019, and did not utilize any capital loss carryforwards during the year ended December 31, 2019.

48

The following permanent reclassifications were made between capital accounts to reflect the portion of the payment made to redeeming shareholders that was claimed as as a distribution for income tax purposes during the year ended December 31, 2019.

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Paid-in capital	$5,022,843	$26,520,774	$4,184,362	$—
Total distributable earnings	(5,022,843)	(26,520,774)	(4,184,362)	—

Note 10. Commitments and Contingencies

The Funds indemnify the Trust’s Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 11. Subsequent Events

The Funds evaluated events from the date of the financial statements through the date the financial statements were issued. There were no subsequent events requiring recognition or disclosure.

Financial Highlights	49

The presentation is for a share outstanding throughout each period.

Partners Fund

	Year Ended December 31,
	2019		2018	2017	2016	2015
Net Asset Value Beginning of Period	$18.35		$26.84	$25.36	$21.45	$31.24
Net Investment Income (Loss)(a)	0.38		0.42	0.12	0.20	0.26
Net Realized and Unrealized Gain (Loss)	2.33		(4.78)	3.74	4.24	(6.05)
Total from Investment Operations	2.71		(4.36)	3.86	4.44	(5.79)
Dividends from Net Investment Income	(0.42)		(0.47)	(0.33)	— (c)	(0.30)
Distributions from Net Realized Capital
Gains	(0.34)		(3.66)	(2.05)	(0.53)	(3.70)
Total Distributions	(0.76)		(4.13)	(2.38)	(0.53)	(4.00)
Net Asset Value End of Period	$20.30		$18.35	$26.84	$25.36	$21.45
Total Return	14.81%		(17.98)%	15.51%	20.72%	(18.80)%
Net Assets End of Period (thousands)	$1,797,792		$1,980,081	$3,293,533	$3,448,288	$3,624,583
Ratio of Expenses to Average Net Assets	0.93	%(d)	0.97%	0.95%	0.95%	0.93%
Ratio of Net Investment Income to
Average Net Assets	1.92%		1.59%	0.44%	0.84%	0.92%
Portfolio Turnover Rate	6%		37%	28%	17%	46%

Small-Cap Fund

		Year Ended December 31,
	2019	2018	2017		2016	2015
Net Asset Value Beginning of Period	$22.10	$27.60	$27.49		$26.98	$30.42
Net Investment Income (Loss)(a)	0.51	0.74	0.48	(b)	0.07	(0.01)
Net Realized and Unrealized Gain (Loss)	3.78	(2.24)	1.95		5.39	(1.83)
Total from Investment Operations	4.29	(1.50)	2.43		5.46	(1.84)
Dividends from Net Investment Income	(0.62)	(0.76)	(0.45)		(0.10)	—
Distributions from Net Realized Capital
Gains	(1.50)	(3.24)	(1.87)		(4.85)	(1.60)
Total Distributions	(2.12)	(4.00)	(2.32)		(4.95)	(1.60)
Net Asset Value End of Period	$24.27	$22.10	$27.60		$27.49	$26.98
Total Return	19.65%	(6.52)%	8.99%		20.48%	(6.05)%
Net Assets End of Period (thousands)	$3,324,987	$3,109,436	$3,805,597		$3,995,661	$3,809,643
Ratio of Expenses to Average Net Assets	0.93%	0.92%	0.92%		0.91%	0.91%
Ratio of Net Investment Income to
Average Net Assets	2.10%	2.61%	1.70	%(b)	0.23%	(0.03)%
Portfolio Turnover Rate	22%	32%	29%		31%	46%

(a)	Computed using average shares outstanding throughout the period.
(b)

Includes receipt of a $17,466,656 special dividend, if the special dividend had not occurred, net investment income per share and the ratio of net investment income to average net assets would have decreased by $0.12 and 0.43%, respectively.

(c)	Rounds to less than $0.01.
(d)	Expenses presented net of fee waiver. The Partners Fund expense ratio before waiver for the year ended December 31, 2019 was 1.00%.

50

International Fund

	Year Ended December 31,
	2019		2018		2017	2016	2015
Net Asset Value Beginning of Period	$15.26		$16.63		$13.53	$12.35	$13.80
Net Investment Income(a)	0.14		0.12		0.05	0.11	0.22
Net Realized and Unrealized Gain (Loss)	2.89		(1.29)		3.23	1.39	(1.30)
Total from Investment Operations	3.03		(1.17)		3.28	1.50	(1.08)
Dividends from Net Investment Income	(0.14)		—		(0.18)	(0.32)	(0.23)
Distributions from Net Realized Capital Gains	(0.47)		(0.20)		—	—	(0.14)
Total Distributions	(0.61)		(0.20)		(0.18)	(0.32)	(0.37)
Net Asset Value End of Period	$17.68		$15.26		$16.63	$13.53	$12.35
Total Return	20.00%		(7.08)%		24.23%	12.20%	(7.91)%
Net Assets End of Period (thousands)	$1,348,777		$1,012,707		$1,177,197	$988,743	$1,116,983
Ratio of Expenses to Average Net Assets	1.15	%(b)	1.18	%(b)	1.29%	1.33%	1.28%
Ratio of Net Investment Income to Average Net Assets	0.82%		0.75%		0.33%	0.88%	1.61%
Portfolio Turnover Rate	23%		46%		25%	21%	53%

Global Fund

	Year Ended December 31,
	2019		2018		2017		2016		2015
Net Asset Value Beginning of Period	$11.25		$14.94		$11.96		$9.98		$11.60
Net Investment Income(a)	0.12		0.18		0.05		0.06		0.03
Net Realized and Unrealized Gain (Loss)	2.17		(2.48)		3.09		1.98		(1.63)
Total from Investment Operations	2.29		(2.30)		3.14		2.04		(1.60)
Dividends from Net Investment Income	(0.13)		(0.13)		(0.03)		(0.06)		(0.02)
Distributions from Net Realized Capital Gains	(0.22)		(1.26)		(0.13)		—		—
Total Distributions	(0.35)		(1.39)		(0.16)		(0.06)		(0.02)
Net Asset Value End of Period	$13.19		$11.25		$14.94		$11.96		$9.98
Total Return	20.38%		(16.16)%		26.33%		20.43%		(13.76)%
Net Assets End of Period (thousands)	$288,637		$212,824		$238,865		$187,584		$167,465
Ratio of Expenses to Average Net Assets	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.32	%(b)	1.54%
Ratio of Net Investment Income to Average Net Assets	0.95%		1.19%		0.36%		0.54%		0.30%
Portfolio Turnover Rate	37%		29%		27%		33%		58%

(a)	Computed using average shares outstanding throughout the period.
(b)

Expenses presented net of fee waiver. The International Fund expense ratio before waiver for the years ended December 31, 2019 and 2018 were 1.17% and 1.21%, respectively. The Global Fund expense ratio before waiver for the years ended December 31, 2019, 2018, 2017, and 2016 were 1.32%, 1.33%, 1.48%, and 1.52%, respectively.

Report of Independent Registered Public Accounting Firm	51

To the Shareholders and the Board of Trustees of Longleaf Partners Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Longleaf Partners Funds Trust (the “Trust”) (comprising of the Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Longleaf Partners Funds Trust at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights of the Funds for the periods presented through December 31, 2017 were audited by other auditors whose report dated February 12, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Longleaf Partners Funds Trust investment companies since 2018.

Cincinnati, Ohio

February 26, 2020

Statement Regarding Basis for Approval of Investment Advisory Contracts	52

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is an openend management investment company registered with the US Securities and Exchange Commission. Southeastern Asset Management, Inc. (“Southeastern”) acts as investment counsel and fund administrator under agreements with each Fund (the “Agreements”). Trustees for each Fund, including Trustees who are not “interested persons” of the Funds as that term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), are responsible for overseeing the performance of Southeastern and meet annually to review information specific to each Fund to determine whether or not the Agreements with Southeastern ought to be approved.

On September 10, 2019, Trustees for each Fund met to determine whether the Agreements with Southeastern should be approved for the period November 1, 2019 to October 31, 2020. In advance of the meeting, the Independent Trustees reviewed materials relating to the existing Agreements, including an independent expense and performance summary prepared by Lipper Inc. The Lipper materials included comparisons of each Fund with other funds in a comparable Lipper universe, as well as additional funds selected for comparison by the Independent Trustees. Trustees reviewed this comparative Lipper data regarding management and non-management fees and expenses, portfolio turnover, brokerage commissions, investment performance and long-term performance in light of total fund expenses (the “Lipper Data”). Other materials reviewed included information concerning the nature, extent and quality of Southeastern’s services, Southeastern’s profitability and financial results, including advisory fee revenue and separate account advisory fee schedules, and whether economies of scale are, or would be, shared with Fund investors as assets under management increase. Based on the information reviewed, as well as information received throughout the year and first-hand interaction with Southeastern’s personnel, the Trustees for each Fund unanimously approved the selection of Southeastern as adviser and administrator, and the amounts to be paid by each Fund under Agreements with Southeastern.

Nature, Extent and Quality of Services Provided

While the investment performance of each Fund and Southeastern (discussed below) is relevant to an evaluation of the nature, extent and quality of services provided, the Trustees also considered Southeastern’s governing principles as significant. These principles are stated at the beginning of the Funds’ prospectus:

•	We will treat your investment as if it were our own.

•	We will remain significant investors in Longleaf Partners Funds.

•	We will invest for the long-term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

•

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

•	We will focus our assets in our best ideas.

•	We will not impose loads or 12b-l charges on mutual fund shareholders.

•	We will consider closing to new investors if closing would benefit existing clients.

•	We will discourage short-term speculators and market timers.

•	We will continue our efforts to enhance shareholder services.

•	We will communicate with our investment partners as candidly as possible.

The Trustees concluded that Southeastern had operated each Fund under these governing principles, and that Longleaf shareholders had benefited from Southeastern’s execution of its investment discipline, as well as its shareholder oriented approach. Southeastern’s actions on behalf of shareholders have gone beyond stock selection and included active engagement with portfolio companies when necessary and involvement in the market structure debate. The Trustees looked favorably on Southeastern’s Code of Ethics requirement that employees use funds advised by Southeastern for virtually all public equity investing. The Trustees noted that, as one of the largest Longeleaf shareholder groups, Southeastern and its affiliates’ interests are aligned with other shareholders. In addition, significant investment by Southeastern’s personnel has contributed to the economies of scale which have lowered fees and expenses for shareholders over time.

The Trustees recognized Southeastern’s consistent implementation of the governing principles, noting that Southeastern and the Funds had received recognition in the press, and among industry observers and participants, for the quality of its investment process, as well as its shareholder orientation and integrity. The Trustees expressed confidence in the research, analysis, knowledge and over 44-years’ experience of Southeastern. The Trustees concluded that shareholders buy the Funds primarily to gain access to Southeastern’s investment expertise and shareholder orientation, and weighed this heavily in approving the Agreements.

53

Trustees concluded that Southeastern’s administrative services, including fund accounting, legal, trading, shareholder reporting, compliance and oversight of Fund operations, had been high quality, and favored approving Southeastern for another year. Trustees concluded that Southeastern had been open, responsive, timely and cooperative in providing information required to oversee the Funds.

Comparative Investment Performance of the Funds and Adviser

Using the Lipper Data, the Trustees compared each Fund through periods ended June 30, 2019 to other similar funds, as well as the following objective benchmarks: inflation plus 10%, and each Fund’s market index plus 200 basis points. The Partners Fund lagged both. The Small-Cap Fund exceeded inflation plus 10% for the 10-year period and the Russell 2000’s return for the 10-year period, but not by 200 basis points. The International Fund exceeded inflation plus 10% for the 3-year period, as well as EAFE plus 200 basis points for the 1, 3 and 4-year periods. The Global Fund exceeded inflation plus 10% for the 3-year period and MSCI World for the 3-year period. Southeastern discussed its approach of intelligent, concentrated, engaged, long-term, partnership investing and its confidence in delivering long-term performance clients expect.

The Trustees also reviewed after-tax performance information for each Fund and noted that taxable shareholders were benefited by Southeastern’s long-term, low turnover, tax efficient management style as compared to funds with more frequent trading.

The Costs of the Services to be Provided and Profits to be Realized by the Investment Adviser and its Affiliates from the Relationship with the Fund

The Trustees considered each Fund’s management fee rates and expense ratios relative to industry averages, advisory fees charged to Southeastern’s private account clients and similar funds selected by Lipper and the Independent Trustees.

While Southeastern’s management fees for each Fund were above average, non- management expenses were below average, due in part to Southeastern’s performance and/or oversight of various operating functions. While the Trustees considered these fees separately, they viewed total expenses borne by shareholders as more important. In addition, the Trustees weighed favorably the fact that Southeastern had foregone additional fee income by closing each Fund to protect shareholder interests. The Trustees noted that Longleaf Partners Fund had been closed from June 9, 2017 to January 30, 2019, and also from July 2004 to January 2008, Longleaf Partners International Fund had been closed from February 2004 to July 2006, Longleaf Partners Small-Cap Fund had been closed since July 1997, and Longleaf Partners Global Fund had been closed briefly from January 28, 2013 to April 16, 2013. The Trustees also recognized that Southeastern does not have an affiliated entity providing transfer agent, custodian, broker dealer services other than investment management and fund administration. Accordingly, Southeastern neither generates additional fees for itself through related entities, nor allocates Fund brokerage to pay its expenses. The transparency of Southeastern’s fees and lack of supplemental sources of revenue was a significant factor to the Trustees.

In light of the qualifications, experience, reputation, and performance of Southeastern with respect to each Fund, as well as the steps taken to limit or reduce receipt of fees over time, the Trustees concluded that fee rates paid to Southeastern by each Fund are at an acceptable level.

The Trustees compared the fees paid to Southeastern by the Funds with those paid by Southeastern’s private account clients. To the extent private account fees were lower than Fund fees, the Trustees concluded that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Funds are more work because of the complex overlay of regulatory, tax and accounting issues which are unique to mutual funds. In addition, the work required to service shareholders is more extensive because of the significantly greater number and managing trading is more complex because of more frequent fund flows, as well as IRS diversification compliance. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense. The Trustees concluded that reasonable justifications exist to the extent that there are differences in fee rates between the two lines of business.

The Trustees reviewed reports of Southeastern’s financial position, including overall revenues and expenses of the firm, as well as an Investment Manager Profitability Analysis prepared by Lipper Inc. While the Trustees considered the profitability of Southeastern as a whole, and jointly determined with Southeastern a method to allocate costs between mutual fund and private account activities, they did not evaluate on a Fund-by-Fund basis Southeastern’s profitability and/or costs. Because no generally accepted cost allocation methodology exists, and estimating the cost of providing services on a Fund specific basis is difficult, Southeastern provided its complete financial statements to the Trustees and stipulated conservatively for renewal purposes that its operation of each Fund should be considered highly profitable, at least as profitable as, if not more profitable than, investment managers with similar assets under management. The Trustees concluded that significant profits were not unreasonable given Southeastern’s successful investment management and strong shareholder orientation, as well as steps it had taken to limit or reduce its fees over time. As between the Funds and private account business, the Trustees acknowledged that cost allocation methods were not precise, but felt profits derived with respect to the Funds were

54

acceptable in light of all the facts and circumstances. The Trustees also gave significant weight to the preferences and expectations of individual Fund shareholders and their relative sophistication, noting that the level of assets under management (despite closing, no sales force, or 12b-l plan) is a direct result of Southeastern’s successful asset management and strong shareholder orientation. Similarly, if a shareholder wants to redeem, he or she is not constrained by the thought of having to pay a redemption fee or to recoup a front-end load. Indeed, as Fund assets decline Southeastern’s profits are reduced. Thus, in assessing whether the costs of Southeastern’s services and its resulting profits are acceptable, the Trustees considered it meaningful that the Funds’ asset base consists of shareholders who have freely chosen to retain access to Southeastern’s services, with full disclosure of advisory fee rates.

The Extent to which Economies of Scale would be Realized as each Fund Grows, and whether Current Fee Levels Reflect these Economies of Scale for the Benefit of Fund Investors

Because Southeastern’s fee structure for each Fund contains a breakpoint, economies of scale will be realized as each Fund grows. Because fee levels for Longleaf Partners Fund and Longleaf Partners Small-Cap Fund reflected a greater sharing of economies of scale than the fee for Longleaf Partners International Fund, and in order to reward the loyalty of International Fund shareholders, Southeastern recommended a reduction in that Fund’s breakpoint from $2.5 billion to $500 million in 2011. The higher breakpoint had been set in expectation that the International Fund could become as large as the Partners Fund. While it could still become that large in time, Southeastern was mindful that at current asset levels, shareholders did not benefit from the breakpoint. In addition, effective April 1, 2018, Southeastern reduced the International Fund fee to 1.10% breaking to 0.90% above $500 million with a 1.15% fee cap. Using the International Fund as a model, the breakpoint for the Global Fund was set at the same $500 million level. In addition, effective May 1, 2016, Southeastern agreed to voluntarily reduce the Global Fund’s expense limit to 1.20%, and on April 1, 2018 made that limit a contractual commitment. On August 12, 2019, Southeastern agreed to a temporary cap of Longleaf Partners Fund’s expenses at 0.79% of average annual net assets through at least April 30, 2021. Accordingly, the Trustees were satisfied that breakpoints and expense limits for each Fund were set at appropriate levels, and economies of scale would be shared sufficiently with Fund shareholders.

Conclusion

While the material factors that the Trustees considered are summarized above, each individual Trustee considered and weighed in the aggregate all information prior to making a renewal decision. All Trustees, including the Independent Trustees, concluded that Southeastern’s fee structure was acceptable in light of the nature and quality of services provided, and that approval of the Investment Counsel and Fund Administration Agreements was in the best interest of each Fund and its shareholders.

Liquidity Risk Management Program	55

On December 1, 2018, the Longleaf Partners Funds (the “Funds”) implemented a Liquidity Risk Management Program (the “Program”) to comply with Rule 22e-4 of the Investment Company Act (the “Rule”). The Program’s principal objectives include supporting the Funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the Funds’ will be unable to meet shareholder redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Funds’ liquidity and the periodic classification and re-classification of the Funds’ investments into one of four liquidity buckets (highly liquid, moderately liquid, less liquid, illiquid).

During the period from December 1, 2018 through November 30, 2019, the Program was reasonably designed to assess and manage the Funds’ liquidity risk and operated effectively. The Funds’ assets were primarily classified as highly liquid, and therefore were exempt from establishing a highly liquid investment minimum. Additionally, the Funds’ illiquid investments did not exceed the 15% of net assets limitation as proscribed by the Rule. Finally, management of the Funds’ portfolios was not materially impacted by the adoption of the Rule, and there were no liquidity events that impacted the Funds’ ability to timely meet redemptions without dilution to shareholders.

Expense Example	56

Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.

The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Partners Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at June 30, 2019 and held through December 31, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.

The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.

			Actual				Hypothetical (5% return before expenses)
	Beginning account value 6/30/2019		Ending account value 12/31/2019		Expenses paid during period *		Ending account value 12/31/2019		Expenses paid during period *		Annualized expense ratio
Partners Fund	$1,000.00	**	$1,056.50	**	$4.41	**	$1,020.92	**	$4.33	**	0.85	%**
Small-Cap Fund	1,000.00		1,095.00		4.96		1,020.47		4.79		0.94
International Fund	1,000.00		1,058.50		5.97		1,019.41		5.85		1.15
Global Fund	1,000.00		1,067.20		6.25		1,019.16		6.11		1.20
*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 365 days in the current year.

**

Effective August 13, 2019, the Partners Fund expense limit was reduced to 0.79% of average net assets per year. If this expense limit was in effect throughout the entire most recent 6 month period, the example expense information would be as follows: Beginning Account Value $1,000.00, Actual Ending Account Value $1,056.50, Actual Expenses Paid During Period $4.09, Hypothetical Ending Account Value $1,021.22, Hypothetical Expenses Paid During Period $4.02, Annualized Expense Ratio 0.79%.

Information on Boards of Trustees	57

Each Fund is served by a separate Board of Trustees composed of eight members. The membership of each Board is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving except for Mr. Misener were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.

Name, Age And Address	Positions Held With Funds	Length of Service as Trustee (Year Began)		Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Affiliated or Interested Trustees*
O. Mason Hawkins, CFA, (71)	Co-Portfolio	Partners Fund	1987	Chairman of the	4
6410 Poplar Ave., Suite 900	Manager	Small-Cap Fund	1989	Board,
Memphis, TN 38119		International Fund	1998	Southeastern
		Global Fund	2012	Asset Management, Inc.
Independent or Non-Interested Trustees
Chadwick H. Carpenter, Jr. (69)	Trustee	Partners Fund	1993	Private Investor	4
6410 Poplar Ave., Suite 900		Small-Cap Fund	1993	and Consultant
Memphis, TN 38119		International Fund	1998	since 1997; Senior
		Global Fund	2012	Executive Officer, Progress Software Corp. (1983-97)
Margaret H. Child (63) 137 Marlborough Street Apt. 3 Boston, MA 02116	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2001 2001 2001 2012	Marketing Consultant (2005 -2017)	4	Trustee and Vice Chair, John F. Kennedy Library Foundation (2004-2017); Trustee, The Harvard Lampoon Trust (2010-Present); Trustee, Harris J. and Geraldine S. Nelson Foundation 2011-Present)
Daniel W. Connell, Jr. (71)	Trustee	Partners Fund	1997	Private Investor	4
4016 Alcazar Avenue		Small-Cap Fund	1997	since 2006;
Jacksonville, FL 32207		International Fund	1998	President and
		Global Fund	2012	CEO, Twilight Ventures, LLC (investment holding company) (2005-2006); Senior Vice President-Marketing, Jacksonville Jaguars (NFL franchise) (1994-2004)

58

Name, Age And Address	Positions Held With Funds	Length of Service as Trustee (Year Began)		Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Steven N. Melnyk (72) 105 Virginia St. St. Simons Island, GA 31522	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1991 1991 1998 2012	Private Investor and Consultant since 1997; Senior Vice President, Stephens, Inc. (financial services) (2009-2016); Real Estate Development, The Sea Island Company, (2005- 2009); Golf Commentator, ABC Sports (1991-2004); President, Riverside Golf Group, Inc. (since 1989)	4
Kent A. Misener (67) 380 North 200 West, Suite 102 Bountiful, UT 84010	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2018 2018 2018 2018	Chief Executive/Chief Investment Officer, Verapath Global Investing LLC since 2015; Chief Investment Officer, Deseret Mutual Benefits Administrators (1983-2015)	4	Trustee, State Institutional Trust Fund, Salt Lake City, UT
C. Barham Ray (73) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1992 1992 1998 2012	Private Investor and Consultant since 2008; Partner, 360 Goodwyn LLC (real estate development) (2005-2013)	4	Director, Financial Federal Savings Bank, Memphis, TN
Perry C. Steger (57) 1978 South Austin Avenue Georgetown, TX 78626	Chairman of the Board	Partners Fund Small-Cap Fund International Fund Global Fund	2001 2001 2001 2012	President, Steger & Bizzell Engineering, Inc. (engineering firm) since 2003; Director of Product Strategy, National Instruments, Inc. (1996-2003)	4
*	Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee.

Fund Information	59

The following additional information may be obtained for free by calling (800) 445-9469, visiting southeasternasset.com, or on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Longleaf provides a complete list of its holdings four times each year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form NPORT-EX (formerly N-Q) (first and third quarters). Shareholders may view the Longleaf Funds’ Forms N-CSR and NPORT-EX on the SEC’s website at www.sec.gov. Forms N-CSR and NPORT-EX may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (202) 551-8090 (direct) or (800) 732-0330 (general SEC number). A list of the Longleaf Funds’ quarter-end holdings is also available at www.southeasternasset.com on or about 15 days following each quarter end and remains available until the list is updated in the subsequent quarter.

Fund Trustees

Additional information about Fund Trustees is included in the SAI.

Service Directory	60

Call (800) 445-9469

Fund Information

To request a printed Prospectus, Summary Prospectus (longleafpartners.com/mutual_fund_documents/ prospectus), Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.

Shareholder Inquiries

To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

Account Information

For automated account balance and transaction activity, 24 hours a day, seven days a week.

Correspondence

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds P.O.Box 9694 Providence, RI 02940-9694	Longleaf Partners Funds c/o BNY Mellon 4400 Computer Drive Westborough, MA 01581 (800) 445-9469

Published Daily Price Quotations

Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.

Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Closed 7/31/1997
Intl	LLINX	543069405	136	Open
Global	LLGLX	543069504	137	Open

Our Governing Principles

We will treat your investment as if it were our own.
We will remain significant investors in Longleaf Partners Funds.
We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.
We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.
We will focus our assets in our best ideas.
We will not impose loads or 12b-1 charges on mutual fund shareholders.
We will consider closing to new investors if closing would benefit existing clients.
We will discourage short-term speculators and market timers.
We will continue our efforts to enhance shareholder services.
We will communicate with our investment partners as candidly as possible.

Item 2.	Code of Ethics.

On December 8, 2003, the Board of Trustees of the Longleaf Partners Funds adopted a Code of Ethics applicable to officers of Southeastern Asset Management, Inc. performing the principal executive function, the principal financial function, and the principal legal function for the Funds. This Code of Ethics, as amended, may be obtained without charge, upon request, by calling (901) 761-2474 and asking Southeastern’s General Counsel for a copy.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Longleaf Partners Funds determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Kent Misener is the registrant’s “audit committee financial expert” and is “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	2019	2018
(a) Audit Fees	$126,600	$120,000
(b) Audit Related Fees	—	—
(c) Tax Fees*	58,084	36,750
(d) All Other Fees	—	—

* Includes amounts related to the review of excise distribution requirements, review and signature of Federal, state, and excise tax returns, tax consulting, and ongoing tax compliance and tax filings in foreign jurisdictions.

(e)(1) Audit Committee Pre-Approval Policies – Under Longleaf Partners Funds (the “Funds”) Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services to be provided to the Funds and all non-audit services to be provided to Southeastern Asset Management, Inc., by the Funds’ principal accountant.

(e)(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $182,473 and $160,937 in 2019 and 2018, respectively.

(h) No services included in (b) through (d) above were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A complete schedule of investments for the period ended December 31, 2019 is included in the Annual Report filed under Item I of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

Exhibit 99.1 Certification Required by Item 13(a)(2) of Form N-CSR.

Exhibit 99.2 Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Ross Glotzbach
Ross Glotzbach CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date February 28, 2020

By	/s/ Ryan S. Hocker
Ryan S. Hocker Global Funds Treasurer, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date February 28, 2020

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.